LA-Z-BOY CHAIR COMPANY
	MATCHED RETIREMENT SAVINGS PLAN

	ARTICLE I
	PURPOSE

	On October 2, 1989, La-Z-Boy Chair Company adopted this La-Z-Boy Chair Company Matched Retirement Savings Plan (the "Plan") for certain eligible employees, effective January 1, 1990. Effective January 1, 1992, all salaried employees of La-Z-Boy, all employees of La-Z-Boy Lincolnton, of Hammary Furniture Company and of Kincaid Furniture Company and certain employees of La-Z-Boy Grand Rapids became Employees under the Plan. Effective January 1,
1993, certain other employees of   La-Z-Boy Grand Rapids also became Employees
under the Plan. The Plan has been amended from time to time, and in order to incorporate both those changes as well as other changes, some of which are occasioned by changes in applicable law, has been restated into a single plan document.

	The Plan is a cash or deferred profit-sharing plan. Employees become Participants upon meeting the Plan's eligibility requirements. A Participant may elect to make before-tax salary reduction contributions ("Deferrals") to his or her fully Vested Deferred Income Account rather than receive such amounts in cash. Such Participants also receive shares of Employer contributions which are allocated to their individual Accounts. Participants are not, however, allowed to make personal after-tax contributions to the Plan.

	The Plan's assets are held in trust and invested pursuant to a separate Trust Agreement. Accounts are credited regularly with the Plan's investment gains or losses. Accounts are distributed when a Participant retires or dies and, to the extent Vested, when a Participant is discharged or resigns. Withdrawals from Deferred Income Accounts are permitted for Participants who suffer financial hardships. Loans are also available to Participants.

	The Plan is intended to qualify under applicable provisions of the Internal Revenue Code and similar provisions of state law.



	ARTICLE II
	DEFINITIONS

	The following terms, when capitalized, shall have the meaning specified below unless the context clearly indicates to the contrary:

	2.1	"Account" shall mean each separate account maintained for a
Participant under the Plan, collectively or singly as the context requires. Accounts shall be credited with contributions, credited or debited with investment gains or losses, charged for distributions and commingled for investment purposes, as provided elsewhere in the Plan. The Plan Administrator may create special types of Accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.

	2.2	"Active Participant" shall mean a Participant who is employed in a position covered by the Plan (see Article III) at the time in question and is, e.g., eligible to make Deferrals.


	2.3	"Beneficiary" shall mean a person or entity entitled under
Article IX to receive a Participant's Account upon his or her death. The surviving spouse of a Participant shall be his or her Beneficiary unless the Participant designates another person or entity as Beneficiary and the spouse consents to the designation.


	2.4	"Board of Directors" shall mean the Board of Directors of La-Z-Boy
Chair Company.


	2.5	"Break in Service" shall mean a period of non-Employment which causes a former Employee to lose credits under this Plan. A former Employee incurs a Break in Service if (1) he or she does not have more than five hundred hours of Service in a Plan Year beginning after he or she first became an Employee and (2) he or she is not an Employee on the last day of the Plan Year. See Section 12.6 for special rules relating to maternity and paternity absences.

	2.6	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.


	2.7	"Compensation" shall mean, as elected by the Plan Administrator for a Plan Year, any definition of Compensation satisfying Reg.
Section 1.414(s)- 1(b), for example, the total cash compensation paid to the Employee during the period in question for services rendered to the Employer as an Employee while an Active Participant. Compensation shall include the earnings waived by an Employee pursuant to a salary reduction arrangement under any cash or deferred plan or cafeteria plan which is maintained by the Employer and which is qualified under Code Section 401(k) or 125 (but such waived earnings shall not be taken into account in determining an Employee's maximum permissible amount under Section 5.5(d)(2)(b)(ii) or the maximum amount of contributions deductible by the Employer for any of its taxable years). The annual Compensation of any Employee taken into account under the Plan for any Plan Year beginning before 1994 shall not exceed $200,000 and for any Plan Year beginning after 1993 shall not exceed $150,000, as adjusted in accordance with Section 415(d) of the Code, and determined in accordance with Code Section 414(q)(6). To the extent permitted by applicable law, for purposes of testing for nondiscrimination under Code Sections 401(k) and (m), the Compensation taken into account shall be limited to the Compensation received by the Employee only during the period while the Employee is a Participant.

	"Creditable Compensation", for purposes of the Participant's Deferral election in Section 4.1, shall mean all W-2 wages other than severance pay, moving expenses, tuition or medical reimbursement, Christmas and other gifts, restricted shares of stock, excess group-term life insurance, suggestion awards, short-term or extended disability and "hospital audit" payments, but further increased by any amount contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of such individual under Sections 125, 402(a)(8) or 403(b) of the Code. Creditable Compensation for any Plan Year beginning before 1994 shall also be limited to the adjusted equivalent of $200,000 and to $150,000 after 1993.

	In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Compensation and Creditable Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation and Creditable Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

	For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

	If Compensation or Creditable Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation or Creditable Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.


	2.8	"Deferral" shall mean an amount contributed to this Plan by the
Employer in lieu of being paid to a Participant as salary or wages. Deferrals shall be made under salary reduction arrangements between each Participant and the Employer. Article IV contains the provisions under which Deferrals may be made. Deferrals constitute Employer contributions, not Employee contributions. A Participant's Deferrals shall be credited to his or her Deferred Income Account, which shall be fully Vested at all times.


	2.9	"Deferred Income Account" shall mean the account of a Participant to which his or her Deferrals and the gains and losses thereon are credited.
A Participant's Deferred Income Account shall be fully Vested at all times.


	2.10	"Early Retirement Date" shall mean the later of the Participant's
55th birthday or the tenth anniversary of the commencement of his or her participation in the Plan, as determined under Reg. Section 1.411(a)-7(b).


	2.11	"Employee" shall mean an individual who renders services to an
Employer as a common law employee or officer (i.e. person whose wages from the
Employer are subject to federal income tax withholding).   A person rendering
services to an Employer purportedly as an independent contractor shall not be treated as an Employee before the Employer has acknowledged that it must withhold federal income taxes from his or her pay. Leased employees within the meaning of Section 414(n)(2) of the Code shall be included as Employees for purposes of the pension requirements of Section 414(n)(3) of the Code but shall not participate in, or accrue benefits under, the Plan; provided, however, that if such leased employees constitute less than twenty percent of the Company's nonhighly compensated work force within the meaning of Section 414(n)(1)(C)(ii) of the Code, the term Employee shall not include any leased employee covered by a plan described in Section 414(n)(5) of the Code.


	2.12	"Employer" shall mean:

		(a)	Adopting Employers:  La-Z-Boy Chair Company, any other
company which adopts the Plan, any successor entity which continues the Plan or such companies collectively; and

		(b)	Non-Adopting Employers:  Companies that have not adopted the
Plan but which are related to the adopting Employers by ownership, as determined under Section 12.5.

		(c)	To the extent an adopting Employer has not extended Plan
participation to designated job classifications or locations (e.g., a specific plant), it shall be treated as a non-adopting Employer.

		(d)	All Employees of adopting and non-adopting Employers shall
be treated as employed by a single company for all Plan purposes, including Service crediting, except that:

				(i)	no person shall become a Participant except
		while employed by an adopting Employer or as specifically permitted
		in Section 3.2,

				(ii)	a Participant shall cease to be an Active
		Participant if he or she transfers to a non-adopting Employer and ceases to be employed by an adopting Employer, and

				(iii) amounts paid by non-adopting Employers shall be
		ignored in determining compensation for contribution purposes
		under this Plan (but such amounts shall be taken into account
		under Article V for purposes of determining the maximum annual
		addition to a Participant's Account).

		(e)	In contexts in which actions are required or permitted to be
	taken or notice is to be given, the Employer shall mean La-Z-Boy Chair Company
	or any successor company.


	2.13	"Employment" shall mean the period during which an individual is an Employee. Employment shall commence on the day the individual first performs services for the Employer as an Employee and shall terminate on the day such services cease, as determined under Section 12.6. See Section 12.6 for special rules relating to maternity and paternity absences.


	2.14	"ERISA" shall mean the Employee Retirement Income Security Act of
1974 as amended from time to time.


	2.15	"Normal Retirement Age", means the later of his or her 65th
birthday or the fifth anniversary of the commencement of his or her participation in the Plan, as determined under Reg. 1.411(a)-7(b).


	2.16	"Normal Retirement Date," in respect of any Participant, means the date on which the Participant attains his or her Normal Retirement Age.


	2.17	"Participant" shall mean any person who is included in the Plan pursuant to Article III. A person shall cease to be an Active Participant when he or she ceases to be an Employee, as determined under Section 12.6.


	2.18	"Plan" shall mean this document, the Trust Agreement and, wherever and whenever appropriate, Plan Rules.


	2.19	"Plan Administrator" shall mean the La-Z-Boy Chair Company Central
Board of Administration. The Plan Administrator is the Plan's "named fiduciary" within the meaning of Section 402(a)(2) of ERISA.


	2.20	"Plan Rules" shall mean rules adopted by the Plan Administrator for the administration, interpretation or application of the Plan.  See
Exhibit A for more details on Plan Rules.


	2.21	"Plan Year" shall mean the fiscal year of the Plan, which shall be the twelve month period beginning on January 1 and ending on December 31, i.e., a calendar year. The Plan Year is the Plan's limitation year for purposes of Code Section 415. The Plan Year may be changed by Plan amendment, but the new Plan Year must begin on a date within the Plan Year in which the change is implemented and the limitations of Code Section 415 must be met during both the short old Plan Year and the new Plan Year (see Section 5.5).


	2.22	"Retirement" shall mean a Participant's termination of Employment on or after the Participant's Early Retirement Date or Normal Retirement Date, or after the Plan Administrator has determined (in accordance with Section 7.2) that the Participant has suffered a disability. The Plan, in addition to being a cash or deferred profit-sharing plan, is intended to be an accident and health benefits plan under Section 105 of the Code and benefits payable under the Plan on account of disability are intended to be excludable from income under Code Section 105(c).


	2.23	"Service" shall mean an Employee's period of Employment.  Service is used to determine whether an Employee is eligible for the Plan and whether his or her Employer Contribution Account is fully Vested. The Service requirement for participation is set forth in Article III and the Service requirement for vesting is set forth in Article VII. Special rules for calculating Service are found in Section 12.6, which deals with maternity and paternity absences, and Section 12.7, which explains how hours of Service are calculated. Service shall be calculated under the following rules:

		(a)	An Employee shall have one year of Service for eligibility
purposes if he or she completes one thousand hours of Service in the twelve consecutive month period ("Year One") commencing on the day he or she first performs an hour of Service for the Employer, in which case he or she will be deemed to have commenced employment on the first day of the month in which employment actually commenced; the Plan Year which includes the first anniversary of said date shall be the next computation period ("Year Two") without regard to whether said individual completed one thousand hours of Service during Year One; and each Plan Year thereafter shall be another such computation period; provided that an employee who is credited with one thousand hours of Service in both Year One and Year Two shall be credited with two years of Service for purposes of eligibility.

		(b)	For eligibility purposes only, an Employee shall not be
credited with a year of Service until the end of the twelve consecutive month period in which the hours of Service requirement is met.

		(c)	For vesting purposes, the rules set forth above shall apply
except an Employee shall be credited with a year of Service when he or she, after attaining age 18,  completes at least one thousand hours of Service in a
Plan Year.  Participants who were Employees prior to January 1, 1990 shall be credited with the years of vesting service earned as of December 31, 1989 under other qualified retirement plans sponsored by the Company.

		(d)	Service with a company before its acquisition by the
Employer or an affiliate shall be recognized to the extent provided in a schedule to this Plan or in relevant acquisition agreements or corporate resolutions. Unless such schedule, agreements or resolutions specifically provide for recognition of service in accordance with specified seniority crediting rules of the predecessor employer, the amount of Service recognized based on employment with the predecessor shall be determined in accordance with the rules of this Section.

		(e)	If this Plan is successor to another plan (i.e., a plan
which was merged into this Plan), all service recognized under the prior plan shall be recognized under this Plan.

		(f)	Service by an Employee with any employer during any period
while such employer is required to be aggregated with his or her Employer under Code Sections 414(b), (c), (m) or (o) shall be recognized under this Plan.

	2.24	"Trust" or "Trust Fund" shall mean the fund established under one or more Trust Agreements pursuant to the Plan.


	2.25	"Trust Agreement" shall mean an agreement between a Trustee and the Employer entered into for the purpose of investing and administering the Trust Fund. Each Trust Agreement constitutes part of this Plan.


	2.26	"Trustee" shall mean the trustee under a Trust Agreement.


	2.27	"Vested" shall mean nonforfeitable.  A Participant's Account shall be Vested upon the attainment of his or her Normal Retirement Age.


	2.28	"Vesting Service" of an Employee shall mean his or her years of
Service calculated in accordance with Sections 2.23(c) and 7.5.



	ARTICLE III
	EMPLOYEE PARTICIPATION

	3.1	Requirements for Participation

		(a)	A person shall become a Participant on the earliest of
January 1, 1990, May 1, 1990, November 1, 1990 or, for Plan Years beginning after 1990, the first day of the first or seventh month of the Plan Year on which the person meets all of the following requirements:

			(i)	 the person is an Employee of an Adopting Employer;

			(ii)	 the person has one year of Service, as modified,
		effective July 1, 1995, by Section 3.1(e);

			(iii) the person is a resident or citizen of the United
		States of America;

			(iv)	 the person is not employed in a bargaining unit
		covered by a collective bargaining agreement unless it provides for Plan
		coverage of bargaining unit members; and

			(v)	 the person has attained age twenty-one.

	No one shall become a Participant prior to January 1, 1990.

		(b)	An individual shall cease to be a Participant when his or
	her Employment terminates (see Section 12.6).

		(c)	Former Employees who are rehired shall become Participants
	in accordance with the following special rules:

			(i)	 Eligibility Rule for Rehired Eligible Employee or
		Participant:  A rehired Employee who terminated Employment after meeting
		all of the requirements of subsection (a) or after becoming a Participant
		shallbe eligible to participate in the Plan at the beginning of the payroll
		period coincident with or next following his or her first day of work after
		rehire in a position covered by the Plan provided that no deferral election
		shall apply to compensation received prior to the date of such election.
			(ii)	Eligibility Rule for Rehired Non-Eligible Employee:
		An Employee who terminates Employment before meeting the requirements of
		subsection (a) and who again becomes an Employee shall retain his or her
		prior Service and shall be eligible to become a Participant upon meeting
		the requirements of subsection (a).  The Employee's years of Service shall
		continue to be calculated with reference to successive twelve-month periods
		commencing on the date the Employee was first entitled to be credited with
		an hour of Service following his or her original date of Employment (unless
		a shift to the Plan Year occurred under Section 2.23).
		(d)	A Participant shall be an Active Participant (e.g., eligible
	to make Deferrals) only while employed in a position covered by the Plan under
	subsections 3.1(a)(i), (a)(iii) and (a)(iv). If an Active Participant
	transfers to any position with the Employer which is not covered by the Plan,
	e.g., under Section 12.6(g), he or she shall cease to be an Active
	Participant.  The individual will again become an Active Participant when he
	or she returns to a position covered by the Plan.

		(e)	Effective July 1, 1995, a person who has completed at least
	1,000 hours of Service during the six (6) month period commencing on his first
	day of employment will be deemed to have satisfied the Service requirement of
	Section 3.1(a)(ii) for eligibility to participate in the Plan as of the end of
	that six month period. A person who fails to complete 1,000 hours of Service
	during that initial six month period shall not be precluded from completing
	the Service requirement for eligibility during the otherwise applicable twelve
	month periods described in Section 2.23(a).



	ARTICLE IV
	EMPLOYEE CONTRIBUTIONS

	4.1	Deferral Election
		(a)	Subject to limitations established by this Article, in
	Plan Rules or by applicable law, each Participant shall be allowed to
	defer one percent or more (in whole percents) of his or her compensation
	by electing to have his or her Employer contribute an amount equaling
	the Deferral to his or her Deferred Income Account instead of paying the
	Deferral to the Participant in cash.  Plan Rules may specify a minimum
	dollar amount which can be deferred per pay period.
		Plan Rules may provide special procedures for making Deferral
	elections in the event special non-periodic payments such as bonuses are
	to be awarded to a group of Participants.
		The maximum amount a Participant may defer is equal to the lesser
	of
			(i)(a) For Participants who are also participants in the
		La-Z-Boy Chair Company Profit Sharing Plan, 	seven percent of the
		Participant's reditable Compensation (as defined in Section 2.7)
		for the portion of the Plan Year during which he or she is a
		Participant,or
			   (b) For Participants who are not participantsin the
			 La-Z-Boy Chair Company Profit Sharing Plan, fifteen
			percent of the Participant's Creditable Compensation
			(as defined in Section 2.7) for the portion of the Plan
			 Year during which he or she is a Participant; or
			(ii)	The adjusted equivalent of $7,000 for the
		Participant's taxable year.

	Deferrals made by a Participant which exceed the percentage limits specified in (i) above shall be refunded, along with allocable income, in the same manner as excess Deferrals under Section 4.2.

		(b)	Deferrals shall also be subject to the limitations in
Section 4.2, which sets forth the statutory anti-discrimination test contained in Code Section 401(k); in Section 5.1(c) (regarding the $7,000 limit); in
Section 5.5, which limits annual additions attributable to Deferrals; and in
Section 5.8 (regarding multiple use of the alternative limitations). All Deferrals shall be paid by the Employer to the Trustee as soon as feasible and no later thanthe close of the calendar month following the month for which the Deferrals were made, and shall constitute Employer contributions to the Plan. Contributions made for a Plan Year after the end of the Plan Year shall also be made in accordance with Section 5.2.

		(c)	The procedures for making and changing Deferral elections
shall be established by Plan Rules. In particular, such Rules may provide that a Participant who ceases to make Deferrals may not be allowed to resume making Deferrals for a period of time stated in such Rules.

		(d)	The Plan Administrator shall monitor all elections by
eligible Participants under Section 4.1 and all Deferrals being made periodically to the Trust and may require adjustments in any such election prior to or during the Plan Year for which the election is made and/or may reduce future Deferrals for the Participants on behalf of whom they are being made in order to assure compliance with such limitations.


	4.2	Special Deferral Limits

		(a)	In the case of any Active Participant who in any Plan Year
is considered a "highly compensated" Active Participant under Section 4.7, his or her Deferrals under Section 4.1(a) shall be subject to the restrictions of subsection (b). In ranking Active Participants to determine who is considered highly compensated (if such ranking is necessary), persons with the same Compensation for the Plan Year may be ranked by the Plan Administrator in any consecutive order. Participants who had no Compensation during the Plan Year shall not be taken into account under this Section except as required by law.

		(b)	The Actual Deferral Percentage of highly compensated Active
Participants for a Plan Year shall not exceed the Actual Deferral Percentage of all other Active Participants for that Plan Year by more than the applicable amount set forth in the following table:


If the non-highly			            The Actual Deferral
compensated Active			          	Percentage of the Highly
Participants have an Actual			  compensated Active Participants
Deferral Percentage of				      may not Exceed
- ----------------------------			--------------------------------

	       0%				                    		       0%

More than 0% but less than 2%	    		2.0 times the lower
						                          compensated group's Actual
						                            Deferral Percentage

     2% to 8%					               The lower compensated group's
						                            Actual Deferral Percentage
						                            plus two percentage points

   More than 8%				                 	1.25 times the lower
						                            compensated group's Actual
						                               Deferral Percentage


The "Actual Deferral Percentage" during a Plan Year for a group of Active
Participants shall be the percentage determined by averaging (to the nearest one-hundredth of one percent)the Deferral rates of each member of the group
(calculated separately and to the nearest one-hundredth of one percent).
 An Active Participant's Deferral rate shall be determined by dividing
			(i)	the sum of
				(A)	the Participant's Deferrals under Section 4.1,
			if any, for the Plan Year;
				(B)	the Participant's share of any fail-safe
			contribution made pursuant to Section 4.3 for the Plan Year;
			and
				(C)	at the election of the Plan Administrator, the
			amount of Employer contributions to this Plan and any other
			qualified defined contribution plan which were allocated to
			the Participant for the Plan Year, if all such allocations
			were fully Vested for all persons in such plan at the time
			they were allocated and cannot be withdrawn by them before
			separation from service except in the event of hardship, or
			after age 59-1/2,	by
			(ii)	his or her Compensation, as determined under
		Section 2.7, for the Plan Year, or if permitted by applicable
		regulations, for the portion of the Plan Year in which the
		Participant was making Deferrals under a salary reduction
		arrangement.
		For purposes of determining the Deferral Rate of a Participant who is
	highly compensated, the Deferrals and Compensation of such Participant shall
	include the Deferrals and Compensation of family members, and such family
	members shall be disregarded in determining the Deferral Rate for Participants
	who are not highly compensated employees.

		(c)	If, notwithstanding the Plan Administrator's efforts to
	monitor Deferrals to the Accounts of Participants as required by Section 4.1(d), the Actual Deferral Percentage for highly compensated Participants for a Plan Year would exceed the maximum deferral rate permissible under subsection (b), to the extent permitted under Section 401(k)(8) of the Code and Regulations thereunder, all Deferrals initially allocated to the accounts of highly compensated Participants which exceed the special limitations described in subsection (b) above may within 2-1/2 months following the end of the Plan Year for which such contributions were made be returned to such Participants, adjusted for any income or loss allocable to such excess. If such excess Deferrals (adjusted for income or loss as provided in (e) below) are not returned to such Participants within such 2-1/2 month period, then the same shall be returned to such Participants prior to the close of the Plan Year which encompasses such 2-1/2 month period.

		(d)	The amount of excess Deferrals for highly compensated Active
	Participants is to be computed on an individual basis pursuant to the
	following method:
		The actual deferral ratio for the highly compensated Participant
	with the highest actual deferral ratio shall be reduced to the extent
	required to either
			(i)	enable the arrangement to satisfy the test specified
	In Section 4.2(b), or
			(ii)	cause such person's actual deferral ratio to equal the
	actual deferral ratio of the highly compensated Participant with the
	next highest actual deferral ratio.
		Such reduction is to be iterated until the test specified in
	Section 4.2(b) is satisfied.  In case there are two or more highly
	compensated Participants with the same actual deferral ratio, the
	deferral ratio of such persons shall be reduced equally and
	simultaneously.
		For each highly compensated Participant, the amount of excess
	Deferrals is equal to his Deferrals prior to the application of this
	subsection (d) minus the amount determined by multiplying his actual deferral
	ratio, as determined after application of this subsection (d), by his
	Compensation 	used in determining such ratio.  In no case shall the excess
	Deferrals with respect to any individual exceed the actual Deferrals on behalf
	of such individual.
		(e)	Income or loss allocable to an excess amount referred to in
	(c), above, under applicable Treasury Regulations, shall be determined
	by multiplying the income or loss allocable to the Participant's
	Deferrals for the Plan Year by a fraction, the numerator of which is
	said excess amount contributed on behalf of the Participant for the
	preceding Plan Year and the denominator of which is the balance of his
	Deferred Income Account on the last day of the preceding Plan Year,
	reduced by the gain allocable or increased by the loss allocable to such
	total amount for the preceding Plan Year.  Solely for the 1990 Plan
	Year, the income or loss computed above shall be further adjusted by an
	amount equal to 10% of the income or loss computed above multiplied by
	the number of months between the end of the preceding Plan Year and the
	date such excess Deferrals are distributed.
		(f)	No Participant may make Deferrals to the extent it would
	cause the Plan to violate the limitations in Section 5.5 (relating to
	Code Sections 402(g) and 415) as to that Participant.
		(g)	If the Employer has one or more other cash or deferred plans
	in addition to this Plan,
			(i)	the Deferral limitations of this Section shall be
		applied to this Plan by aggregating it with any such other plan
		with which this Plan is aggregated for purposes of establishing
		that either plan covers a non-discriminatory group of Employees,
		or
			(ii)	even when aggregation of plans under paragraph (i) is
		not required, the Deferrals and Compensation of any highly
		compensated person who is a participant in more than one cash or
		deferred plan of the Employer shall be aggregated for Deferral
		limit testing purposes under this Section.

	4.3	Fail-Safe Contributions
	In the event that the rate of Deferrals made by highly compensated active Participants would be excessive, the Employer in its discretion may make a fully Vested "fail-safe" contribution for all other Active Participants to be allocated among their Deferred Income Accounts in proportion to their
Compensation for the Plan Year, except as follows:
		(a)	The Plan Administrator may elect by written notice to
	allocate the fail-safe contribution only among specific Participants
	designated by the Plan Administrator in the manner it specifies so long
	as no such Participant is a member of the "prohibited group" under Code
	Section 401(a)(4).
		(b)	The maximum amount allocated under this Section to any
	Participant shall be limited so as to preclude the Participant's
	Deferral percentage, as defined in Section 4.2(b), from exceeding the
	Deferral limits contained in Section 4.1(b).
		(c)	The Employer may also make contributions to the extent required
	 under Sections 7.3 or 12.9.

	4.4	Hardship Distributions
	Subject to the application of uniform rules adopted by the Plan
Administrator, consistently applied, and subject to the requirements of this
Section 4.4, the Plan Administrator will upon the written request of a
Participant -
		(a)	Direct the Trustee to distribute funds from the Participant's
	Account under the Plan to such Participant in a lump sum on account of
	financial hardship if the Plan Administrator determines that the
	distribution is on account of the immediate and heavy financial need
	of the Participant and is necessary to satisfy such financial need, in
	that (i) such distribution, net of taxes thereon, shall not exceed the
	amount required to meet the immediate need created by the hardship,
	and (ii) such distribution shall not be made to the extent that other
	resources of the Participant are reasonably available.  In determining
	whether the distribution is necessary in light of the Participant's
	financial need, the Plan Administrator may reasonably rely upon the
	Participant's written 	representation that the need cannot be relieved --
				(i)	 through reimbursement or compensation by
			insurance or otherwise;
				(ii)	 by reasonable liquidation of the Participant's
	`		assets, to the extent such liquidation would not itself cause
			an immediate and heavy financial need;
				(iii) by cessation of Deferrals under the Plan; or
				(iv)	 by other distributions or nontaxable loans from
			plans maintained by the Employer, by a Related Company or by any
			other employer of the Participant, or by borrowing from
			commercial sources on reasonable commercial terms.
	For purposes of this determination, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant.  The determination by the Plan
Administrator of the existence of the hardship and the amount required to be distributed to meet the need created by the hardship shall be made in accordance with objective, uniform and non-discriminatory rules adopted by the Plan Administrator consistent with Section 401(k)(2)(b) of the Code and Regulations thereunder.  Hardship distributions may be made only from that portion of a Participant's Deferred Income Account which consists of
Deferrals not previously distributed (but not from income on such Deferrals)
and may not exceed 80% of such previously undistributed Deferrals, or from a fully Vested rollover or transferred account.
		(b)	The Plan Administrator may by Plan Rule prohibit Participants who
	receive hardship distributions from continuing to make Deferrals under Section
	4.1 for a stated period of time.
		(c)	 A hardship withdrawal shall be made from the Participant's
	Accounts in the investment funds (as listed in Section 6.7) in proportion to
	his/her current balances in the funds.  Consequently, hardship withdrawals may
	not be available at times other than when the investment funds will permit
	such liquidation of accounts.
		(d)	Notwithstanding that a requirement of spousal consent generally
	does not apply to this Plan, no such distribution from a rollover account
	shall be made to a Participant unless the Participant's spouse, if any,
	consents in writing to the distribution during the 90-day period ending
	on the date of the distribution.  Such consent must be in writing, must
	acknowledge the effect of the distribution,and must be witnessed by a
	Plan representative or notary public.

	4.5	Withdrawals at Age 59-1/2
	The Plan Administrator may adopt Plan Rules permitting any Participant to withdraw amounts from his or her Account on or after the date the Participant reaches age 59-1/2. Plan Rules may prohibit Participants who receive distributions under this Section from continuing to make Deferrals under
Section 4.1 for a stated period of time.

	4.6	Rollover Contributions; Transfers
		(a)	Any person who is or who may soon become a Participant and who
	has received or who is entitled to receive a distribution from a pension
	benefit plan or from a "rollover" individual retirement arrangement may
	contribute such amount, or cause such amount to be contributed, to the Plan.
	A "rollover" contribution (as opposed to a direct plan-to-plan transfer)
	shall only be allowed to the extent permitted by Code Section 402(c).
	Except with respect to a plan merger described in Section 8.7, a plan-to-
	plan transfer or a rollover shall not be permitted under this Section to
	the extent the amount to be transferred to the Plan is directly or
	indirectly attributable to any defined benefit or money purchase pension
	plan or any other defined contribution plan subject to the joint and
	survivor annuity requirements of Code Section 401(a)(11) unless the
	elective transfer conditions of Reg. Section 1.411(d)-4, Q&A-3(b) are
	satisfied.
		(b)	Any such rollover or transfer must be in the form of cash
	or marketable securities.  If such rollover or transfer is made from other
	than an Employer-sponsored qualified plan, the Participant shall

	provide evidence satisfactory to the Plan Administrator that such rollover
	 or transfer amounts meet the requirements of the Code and that such
	amounts are not subject to joint and survivor annuity requirements.
	Any special expenses incurred by the Plan Administrator with respect
	to an actual or attempted rollover or transfer shall be charged to the
	individual Participant's Account under the Plan.
		(c)	The Plan Administrator shall establish a fully Vested
	"Rollover Account" for each Participant electing to make a rollover
	contribution under subsection (a), to which shall be credited the
	rollover or transfer contribution and credited or debited investment
	gains or losses.  For all purposes of the Plan, a Rollover Account
	shall be treated as if it were a separate fully Vested Account
	belonging to the owner of the Rollover Account.  If the Rollover
	Account's owner is not otherwise a Participant, the individual shall
	be considered a Participant with respect to his or her Rollover Account,
	 but for no other Plan purpose, until he or she becomes a regular
	Participant pursuant to Section 3.1.  For example, such an individual
	 may give investment directions with respect to the Rollover Account,
	but may not make Deferrals or be eligible for Matching Employer
	Contributions until the requirements of Section 3.1 are satisfied.
	Amounts may not be withdrawn from Rollover Accounts during continued
	 Employment except as otherwise permitted by the Plan or by Plan Rules.
		(d)	To qualify for lump sum tax treatment under Code Section
	402(d), a Participant must have five years of plan participation.
	Service under another plan does not count towards meeting this
	requirement unless this Plan received amounts from the other plan in a
	direct plan-to-plan transfer.
		(e) Effective January 1, 1993, any Participant receiving a
	distribution from the Plan which is eligible for rollover treatment may
	direct the Plan Administrator to have such distribution transferred
	directly to an eligible transferee plan designated by the Participant;
	however, any special expenses incurred by the Plan Administrator with
	respect to an actual or attempted rollover or transfer shall be charged
	to the individual Participant's Account under the Plan. Failure to
	designate such a transferee will subject the distribution to mandatory
	withholding.  Effective January 1, 1993, the following provisions shall
	apply:
			(i)	These provisions of this subsection (e) apply to
		distributions made on or after January 1, 1993.  Notwithstanding
		any provision of the Plan to the contrary that would otherwise
		limit a distributee's election under this Section, a distributee
		 may elect, at the time and in the manner prescribed by the Plan
		Administrator, to have any portion of an eligible rollover
		distribution paid directly to an eligible retirement plan
		specified by the distributee in a direct rollover.
			(ii)	Eligible rollover distribution:  An eligible
		rollover distribution is any distribution of all or any portion
		of the balance to the credit of the distributee, except that an
		eligible rollover distribution does not include: any distribution
		that is one of a series of substantially equal periodic
		payments (not less frequently than annually) made for the life
		(or life expectancy) of the distributee or the joint lives (or
		joint life expectancies) of the distributee and the distributee's
		designated beneficiary, or for a specified period of ten years or
		 more; any distribution to the extent such distribution is required
		under Section 401(a)(9) of the Code; and the portion of any
		distribution that is not includible in gross income (determined
		without regard to the exclusion for net unrealized appreciation
		with respect to employer securities).
			(iii) Eligible retirement plan:  An eligible retirement plan
		is an individual retirement account described in Section 408(a) of
		the Code, an individual retirement annuity described in Section
		408(b) of the Code, an annuity plan described in Section 403(a)
		of the Code, or a qualified trust described in Section 401(a) of
		the Code, that accepts the distributee's eligible rollover distribution.
		However, in the case of an eligible rollover distribution to the
		surviving spouse, an eligible retirement plan is an individual
		retirement account or individual retirement annuity.
			(iv)	Distributee:   A distributee includes an Employee or
		former Employee.  In addition, the Employee's or former Employee's
		surviving spouse and the Employee's or former Employee's spouse or
		former spouse who is the alternate payee under a qualified domestic
		relations order, as defined in Section 414(p) of the Code, are
		distributees with regard to the interest of the spouse or former
		spouse.
			(v) Direct rollover:  A direct rollover is a payment by the
		Plan to the eligible retirement plan specified by the distributee.

	4.7	Highly Compensated Employees
	A "highly compensated" Employee means any Employee who, during a particular
Plan Year or the preceding Plan Year:  (a) was at any time a 5-percent owner as defined in Code Section 416(i)(1); (b) received aggregate "compensation" from one or more Employers in excess of the adjusted equivalent of $75,000; (c)
received aggregate "compensation" from one or more Employers in excess of the adjusted equivalent of $50,000 and was in the "top paid group" for the
Plan Year; or (d) was at any time an officer and received "compensation"
greater than 50 percent of the amount in effect under Code Section
415(b)(1)(A) for the Plan Year; provided that an Employee not described in (b), (c) or (d) above for the preceding Plan Year shall not be treated as being described in (b), (c) or (d) for the current Plan Year unless such person is a member of the group of 100 Employees paid the greatest "compensation" from the Employer or any related company during the current Plan Year.  As used in this Section 4.7, "compensation" means compensation as described in Code Section 414(q)(7).  As used in this
Section 4.7, "top paid group" means the group consisting of the top 20-percent of employees of the Employers andany related companies when ranked on the basis of Plan Year compensation, subject to the exclusions listed in Code Section 414(q)(8), and "employee" means any individual who renders service to the Employer or a related company as a common law employee or officer.  Furthermore, with respect to any Plan Year, the Plan Administrator may make the calendar year calculation election provided under Regulation
Section1.414(q)-1T, Q&A-14(b).  	For purposes of (d) above no more than 50
employees (or, if lesser, the  greater of three employees or 10% of the employees) shall be treated as officers. If for any Plan Year no officer of the Employer or a related company meets the  compensation requirements of
(d) above, the highest paid officer  for such Plan Year shall be treated as
a highly compensated Employee.  	A former employee who terminated employment
with the Employer or a  related company prior to the Plan Year compensated Employees is being made shall be treated as a highly compensated
Employee if such employee was a highly compensated employee in the Plan Year of termination or in any Plan Year ending on or after the employee's 55th birthday.
	If an employee is, during a particular Plan Year or the preceding Plan
Year, a family member of a 5-percent owner or of a highly compensated Employee who is one of the 10 most highly compensated employees (ranked on the basis of compensation paid by the Employer) during such year, then all family members and the 5-percent owner or top-ten compensated Employee shall be aggregated.  In that case, all such persons shall be treated as a single
Employeewhose compensation, Plan contributions and Plan benefits shall be the aggregate of those received or credited to each such person.  For these purposes, "family member" means the spouse or any lineal ascendant or descendant of such 5-percent owner or top-ten Employee as well as the spouse of such lineal ascendants and descendants.


	ARTICLE V
	EMPLOYER CONTRIBUTIONS

	5.1	Employer Contributions
		(a)	The Employer shall contribute to each Participant's
	Deferred Income Account (1) his or her Deferrals, (2) the Matching
	Employer Contributions required to be contributed under subsection
	(b), and (3) any discretionary contributions allocated to the Participant
	under Section 4.3.
		(b)	For the Plan Year beginning January 1, 1990 the Employer
	shall contribute to the Plan for each Participant for whom the Employer
	contributed a Deferral a matching contribution (in the Plan called a
	"Matching Employer Contribution") in the amount of fifty percent of that
	portion of the Participant's Deferral (after correction for any excess
	Deferrals pursuant to Section 4.2) for such Plan Year which does not
	exceed two percent of the Participant's Compensation for such Plan Year.
	Prior to the beginning of any subsequent Plan Year the Employer may
	determine and communicate to Participants any change to be made to the
	amount of the Matching Employer Contribution to be made for Participants
	for such subsequent Plan Year.  The Employer shall make Matching
	Employer Contributions to the Plan for Participants in the amounts so
	determined and communicated to Participants.  Matching Employer
	Contributions shall be allocated, according to Section 6.10(a)(2), to
	separate "Matching Employer Contribution Accounts" for Participants,
	which shall be vested according to the schedule in Section 7.1 and
	which may not be withdrawn by Participants before separation from
	service except in case of hardship or after age 59-1/2 (if so permitted
	under Sections 4.4 and 4.5).
		(c)	In the event that the $7,000 limit (or its adjusted
	equivalent) provided for in Section 4.1(a)(ii) is exceeded, the Committee
	shall direct the Trustee to distribute such excess amount, adjusted for
	any income or loss allocable to such amount, to the Participant not later
	than the first April 15th following the close of the Participant's taxable
	year.  In the event that a Participant is also a participant in
	another qualified cash or deferred arrangement [as defined in Code Section
	401(k)], a simplified employee pension [as defined in Code Section 408(k)],
	 or a salary reduction arrangement [within the meaning of Code Section
	3121(a)(5)(D)] under Code Section 403(b) or otherwise, and if the
	elective deferrals, as defined in Code Section 402(g), made under such
	other arrangement(s) and this Plan cumulatively exceed the limit
	imposed on the Participant by Section 402(g) of the Code for such
	Participant's taxable year, the Participant may, not later than March 1
	following the close of his taxable year, notify the Plan Administrator in
	writing of such excess and request that his Deferrals under this Plan be
	reduced by an amount specified by the Participant.  With respect to the Plan
	and any other plan of the Employer or a related company in which an
	Employee participates, such individual shall be deemed to have notified the
	Plan Administrator regarding excess elective deferrals and to have requested
	that the total excess deferrals (and income thereon) be distributed, but
	taking into account only elective deferrals under this Plan and any other
	plan of the Employer or a related company; furthermore, under such
	circumstances the Employer may notify the Plan Administrator on behalf of
	such individual.  Such amount shall then be distributed in the same manner
	 as provided at the outset of this paragraph.
		Income or loss attributable to an excess amount referred to in the
	preceding paragraph shall be determined by multiplying the income or loss
	allocable to the Participant's Deferrals for the Plan Year by a fraction,
	the numerator of which is the excess amount contributed on behalf of the
	Participant for the preceding calendar year and the denominator of which
	is the account balance attributable to Deferrals on the last day of the
	preceding calendar year, reduced by the gain allocable to such total
	amount for the taxable year and increased by the loss allocable to such
	total amount for the taxable year.  Solely for the 1990 Plan Year, the
	income or loss computed above shall be further adjusted by an amount equal
	to 10% of the income or loss computed above multiplied by the number of
	months between the end of the preceding calendar year and the date such
	excess Deferrals are distributed.

	5.2	Time of Contribution
		(a)	Payment of contributions (other than Deferrals) for a Plan
	Year ending in or with the Employer's taxable year may be made at any time
	during such taxable year or after its close, but not later than the date
	(including extensions) on which the Employer's federal income tax return is
	due with respect to such taxable year.  If the Employer makes a contribution
	for a taxable year after the end of the taxable year
			(i)	 it shall notify the Trustee in writing that the
		contribution is made for the prior taxable year;
			(ii)	 it shall claim such payment as a deduction on its
		federal income tax return for its prior taxable year; and
			(iii) the Plan Administrator and the Trustee shall treat the
		payment as a contribution by the Employer to the Trust actually made
		on the last day of such prior taxable year, but only with actual
		earnings thereon to be credited.
		(b)	If this Plan terminates completely on other than the last day
	of the taxable year of the Employer, payment of contributions for the last
	Plan Year must be made for the Employer's taxable year in which such Plan
	Year commenced, subsection (a) notwithstanding.

	5.3	Allocation of Employer Contributions
		(a)	Deferrals made pursuant to Section 4.1 shall be allocated to
	Deferred Income Accounts in accordance with Section 4.1(a).
		(b)	Persons must be Active Participants on the last day of the
	Plan Year in order to share in the Employer's additional contributions to
	the Plan under Section 4.3.
		(c)	Forfeitures of matching contributions subject to reallocation
	for the Plan Year in question shall be treated as part of the Employer
	contribution.
		(d)	The Matching Employer Contribution under Section 5.1(b) will
	primarily be made in the form of Company Stock which will be held in the
	La-Z-Boy Stock Fund.  The Company may,at its option, instead or in addition
	contribute cash with instructions to the Trustee to use such cash to purchase
	Company Stock, which will then be held in the La-Z-Boy Stock Fund.  Moreover,
	the Company may, at its option, instead or in addition contribute cash with
	instructions to the Trustee that such cash shall be allocated to Matching
	Employee Contribution Accounts in the various investment funds in the
	same proportion as each Participant has elected for his Deferrals.  The method
	 of valuing Company Stock for purposes of allocating Matching Employer
	Contributions is found in Section 6.10(a)(2).

	5.4	Limitation on Employer Contributions
	The Employer shall limit its contribution for any Participant so that the highest allocation to which the Participant would be entitled for the Plan Year before application of Section 5.5 would be his or her "maximum permissible amount" (as defined in Section 5.5(d)). Any excess shall have been contributed by mistake and shall be promptly refunded to the Employer, as permitted under Section5.9(b).

	5.5	Limitation on Allocations
		(a)	The annual addition to any Participant's Account for any Plan
	Year shall not exceed his or her maximum permissible amount.  Subsection (d)
	defines the terms used in this Section.
		(b)	Prior to determining the Participant's actual earnings for
	the Plan Year, the Employer may determine the maximum permissible
	amount on the basis of a reasonable estimate of the Participant's
	earnings for the Plan Year, uniformly determined for all Participants
	similarly situated.  As soonas administratively feasible after the
	end of the Plan Year, the maximum permissible amount for the Plan
	Year will be determined on the basis of the Participant's actual
	earnings for the Plan Year.
		(c)	If a Participant's annual addition would exceed his or her
	maximum permissible amount, the excess amount shall be eliminated as
	follows:
			(i)	 Any Deferrals (adjusted for gains or losses,
		effective 1996), to the extent they would reduce the excess, shall
		be returned to the Participant as soon as administratively feasible.
		Any Matching Employer Contributions based upon Deferrals returned to
		Participants shall have been contributed by mistake and shall be
		returned to the Company as soon as administratively feasible.
			(ii)	 If after the application of paragraph (i) an excess
		amount still exists and the Participant is covered by the Plan at the
		end of the Plan Year, the excess amount shall not be allocated to the
		Participant in that Plan Year but shall be credited to a suspense
		account and allocated to the Participant in the next Plan Year (and
		the succeeding Plan Years if necessary) in addition to Employer
		contributions and forfeitures which would otherwise be allocated to
		the Participant.
			(iii) If after the application of paragraph (i) an excess
		amount still exists and the Participant is not covered by the Plan at
		the end of the Plan Year, the excess amount shall be held unallocated
		in a suspense account.  The suspense account shall be allocated in the
		next Plan Year (and succeeding Plan Years if necessary) to all
		remaining Participants in lieu of (or, to the extent contributions are
		discretionary in amount, in addition to) Employer contributions and
		forfeitures which would otherwise be allocated to those Participants.
			(iv)	 The suspense account shall not share in gains or losses
		of the Trust Fund.  In the event the Plan is terminated, a special
		allocation of any amounts held in suspense shall be made to all Active
		Participants employed as of the termination date in proportion to their
		Compensation to date for the Plan Year, subject to the limitations of
		this Section.  To the extent that this Section then precludes the
		allocation of the entire suspense account, the balance shall revert
		to the Employer and to the extent any such amount consists of
		Deferrals, the Employer shall pay the same to the appropriate
		Participants.
		(d)	Terms used in this Section shall have the following meanings:
			(i)   "Annual addition" means the sum for the Plan Year of all
		Employer contributions (including Deferrals, Matching Employer
		Contributions and "fail-safe" contributions), forfeitures allocated to
		a Participant's accounts in all qualified defined contribution and
		defined benefit plans maintained by the Employer, amounts described in
		Sections 415(l)(1) and 419A(d)(2) of the Code and Employee after-tax
		contributions (if permitted under the provisions of the Plan as in
		effect from time to time).
			(ii)  "Maximum permissible amount" shall mean, with respect to
		a Participant, the lesser of
				(A)	twenty-five percent of the Participant's Earnings
			for the Plan Year; or
				(B)	$30,000 (or such higher amount then in effect
			pursuant to Code Section 415(d) for the calendar year in or
			with which the Plan Year ends).  Because the Plan Year is the
			"limitation year," if a short Plan Year is created for
			any reason, the dollar amount in this subparagraph shall
			be prorated by  multiplying it by a fraction, the numerator of
			which is the number of months in the short Plan Year and the
			denominator of which is twelve.
			(iii)  "Earnings" shall mean the total cash and non-cash
		remuneration paid to a Participant during the Plan Year (including any
		such amounts which are otherwise excluded from "Compensation," as
		defined in Section 2.7) but excluding:
				(A)	employer contributions for simplified employee
			pensions to the extent such contributions are deductible by the
			Participant;
				(B)	salary reduction contributions to cash or deferred
			plans or cafeteria plans, deferred compensation or any
			distributions from a plan of deferred compensation (other than an
			amount included in the Participant's gross income for the Plan
			Year which is attributable to an unfunded, non-qualified plan);
				(C)	amounts realized from the exercise of a non-
			qualified stock option, or when restricted stock (or property)
			held by a Participant becomes freely transferable or is no
			longer subject to a substantial risk of forfeiture;
				(D)	amounts realized from the sale, exchange or other
			disposition of stock under a qualified or incentive stock option;
			and
				(E)	other amounts which receive special tax benefits,
			or contributions made by the Employer (whether or not under a
			salary reduction agreement) towards the purchase of a Code Section
			403(b) annuity contract (whether or not the contributions are
			excludable from the gross income of the Participant).

	5.6	Combined Defined Contribution/Defined Benefit Plan Limit

		(a)	If a Participant in this Plan is also at any time participating
	in 	one or more qualified defined benefit plans of the Employer, the
	annual additions which may be credited to a Participant's Account under this
	Plan for any 	limitation year shall be limited so that the sum of the
	Participant's defined contribution plan and defined benefit plan fractions,
	as defined below, will not exceed 1.0.  This limitation shall only apply if
	the defined benefit plan does not provide for a corresponding limitation on
	the Participant's accrued benefit under that plan.
		(b)	"Defined contribution plan fraction" shall have the meaning set
	forth in Code Section 415(e)(3).  If, based on reasonable projections, it is
	expected that a Participant's defined contribution plan fraction in the future
	will be materially less than his or her current defined contribution plan
	fraction, the Plan Administrator shall compute the defined contribution plan
	fraction on a projected basis.  (Code Section 415(e)(3) defines the term
	"defined contribution plan fraction" as a fraction, the numerator of which is
	the sum of the annual additions to the Participant's account in this Plan and
	all other qualified defined contribution plans (whether or not terminated)
	maintained by the Employer for the current and all prior limitation years
	(including the annual additions attributable to the Participant's
	non-deductible contributions to all qualified defined benefit plans maintained
	by the Employer, whether or not terminated), and the denominator of which is
	the sum of the annual additions which would have been made by the Employer
	for the Participant for the current and all prior limitation years (whether
	or not this Plan or any defined contribution plan was then in existence)
	if, in each such year, the Participant's annual additions equaled the
	lesser of (i) one hundred twenty-five percent of the dollar limitation
	in effect under Code Section 415(c)(1)(A), or (ii) thirty-five percent
	of the Participant's earnings for the year in question.  A Participant's
	defined contribution plan fraction as of the end of the last limitation
	year beginning prior to 1976 shall be calculated in accordance with
	Treas. Reg. Section 1.415-7(d).  If the Participant was a participant
	as of the end of the first day of the first limitation year beginning
	after December 31, 1986, in one or more qualified defined contribution
	plans maintained by the Employer which were in existence on May 6, 1986,
	the numerator of the Participant's defined contribution plan fraction
	will be adjusted if the sum of this fraction and the defined benefit
	plan fraction would otherwise exceed 1.0 under the terms of this Plan.
	Under the adjustment, an amount equal to the product of () the
	excess of the sum of both fractions over 1.0, and () the denominator of the
	defined contribution plan fraction, will be permanently subtracted from the
	numerator of the defined contribution plan fraction.  The adjustment shall be
	calculated using the fractions as they would be computed as of the later of
	the end of the last limitation year beginning before January 1, 1987, and
	disregarding any changes in the terms and conditions of the plan made after
	May 5, 1986, but using the Code Section 415 limitation applicable to the
	first limitation year beginning on or after January 1, 1987.  Further, the
	annual addition for any limitation year beginning before January 1, 1987,
	shall not be recomputed to treat all employee contributions as annual
	additions.)
		(c)	"Defined benefit plan fraction" shall have the meaning set
	forth in Code Section 415(e)(2).  (This Code Section defines the term as a
	fraction, the numerator of which is the sum of the projected annual
	Employer-provided benefit of the Participant under all qualified defined
	benefit plans (whether or not terminated) maintained by the Employer and
	the denominator of which is the lesser of (i) one hundred twenty-five percent
	of the dollar limitation determined for the limitation year under Code
	Sections 415(b) and (d), or (ii) one hundred forty percent of the
	Participant's compensation as determined under Code Section 415(b)(1)(B).
	The projected annual benefit is the annual retirement benefit (adjusted to
	 an actuarially equivalent straight life annuity if the projected annual
	benefit is expressed in a form other than a straight life annuity or
	qualified joint and survivor annuity) to which the Participant would be
	 entitled under the terms of the plan, assuming that the Participant
	will continue employment until normal retirement age under the plan
	(or current age, if later), and that the Participant's compensation for
	the current limitation year and all other relevant factors used to
	determine benefits under the plan will remain constant for all future
	limitation years.  If the Participant was a participant as of the first
	day of the first limitation year beginning after December 31, 1986, in
	one or more qualified defined benefit plans maintained by the Employer
	which were in existence on May 6, 1986, the denominator of the
	Participant's defined benefit plan fraction shall not be less than one
	hundred twenty-five percent of the sum of the annual benefits which the
	Participant had accrued under such plans as of the later of the close
	of the last limitation year beginning before January 1, 1987, disregarding
	any changes in the terms and conditions of the plan after May 5, 1986.
	The preceding sentence shall apply only if the defined benefit plans
	individually and in the aggregate satisfied the requirements of Code
	Section 415 for all limitation years beginning before January 1, 1987.)
		(d)	For any Plan Year in which the Plan is top heavy and the
	exception in Code Section 416(h)(2) does not apply, "one hundred percent"
	shall be substituted for "one hundred twenty-five percent" in subsections
	(b) and (c) in determining the denominators of a key employee's defined
	contribution and defined benefit plan fractions.

	5.7	Special Limitation on Allocations under Code Section 401(m)

		(a)	Subject to Section 5.8, allocations of Matching Employer
	Contributions to the Participant's Matching Employer Contribution Account
	 under the Plan shall be limited so that the	Average Contribution Percentage
	 for any Plan Year for highly compensated Participants shall bear a
	 relationship to the Average Contribution Percentage of all other Active
	Participants which meets either of the following tests:
			(1)	The Average Contribution Percentage of the highly
		compensated Participants is not more than the Average Contribution
		Percentage of all other Active Participants multiplied by 1.25, or
			(2)	The excess of the Average Contribution Percentage of
		 the highly compensated Participants over the Average Contribution
		Percentage of all other Active Participants is not more than 2 percentage
		points, and the Average Contribution 	Percentage of the highly compensated
		Participants is not more than the Average Contribution Percentage of all
		other Active Participants multiplied by 2.
			For purposes of this Section 5.7(a), "Average Contribution
		Percentage" for a specified group of Participants means the average
		(computed to the nearest one-hundredth of one percent)
		of the ratios, calculated separately (and to the nearest one-hundredth
		of one percent) for each Participant in the group, of the amount of
		Matching Employer Contributions actually paid to the Trust on behalf
		of each such Participant for such Plan Year, to the Participant's
		Compensation for such Plan Year or, if permitted by applicable
		regulations, for the portion of the Plan Year in which the Participant
		was eligible to make Deferrals under a salary reduction agreement.
		As separately calculated for each Participant, such ratio is
		hereinafter referred to as his "Contribution Percentage."
			For purposes of this Section 5.7(a) the following special rules
		shall apply:
			(3)	In making the computations required by (1) and (2),
		above, for highly compensated Participants and other Participants, the
		Plan Administrator shall include any Participant eligible to have
		Matching Employer Contributions allocated to his Matching Employer
		Contribution Account for the Plan Year, whether or not such allocation
		was actually made.
			(4)	If two or more plans of the Employer to which matching
		contributions, employee contributions, or elective deferrals are made
		are treated as one plan for purposes of Code Section 410(b), such
		plans shall be treated as one plan for purposes of this Section 5.7(a).
		In addition, if a highly compensated Participant participates in two
		or more plans described in Code Section 401(a) or arrangements described
		in Code Section 401(k) which are maintained by the Employer or related
		company to which such contributions are made, all such contributions
		shall be aggregated for purposes of this Section 5.7(a).
			(5)	For purposes of determining the Contribution
		 Percentage of a Participant who is highly compensated, the
		 Matching Employer Contributions and Compensation of such
		 Participant shall include the Matching Employer Contributions and
		 Compensation of family members, and such family members shall be
		disregarded in determining the Contribution Percentage for
		 Participants who are not highly compensated employees.
			(6)	The determination and treatment of the Matching Employer
		Contributions and Contribution Percentage of any Participant shall
		 satisfy such other requirements as may be prescribed by the Secretary
		of the Treasury.
			(7)	The Plan Administrator shall monitor the Matching Employer
		Contributions being made periodically to the Trust and may require
		adjustments during the Plan Year and/or may reduce future Matching
		Employer Contributions for any Participants on behalf of whom they are
		being made in order to assure compliance with applicable limitations.
		(b)	If, notwithstanding the Plan Administrator's efforts to monitor
	allocations to the Accounts of Participants as required by section (a) above,
	the Plan Administrator determines after the end of a Plan Year that the
	allocations of Matching Employer Contributions to the Matching Employer
	Contributions Accounts of highly compensated Participants for such Plan Year
	exceed the special limitations described in subsection (a) above.
			(1)	To the extent permitted under Section 401(m) of the Code
		and regulations thereunder, all Matching Employer Contributions initially
		allocated to the accounts of highly compensated Participants which exceed
		the special limitations described in subsection (a) above may within
		2-1/2 months following the end of the Plan Year for which such
		contributions were made be distributed to such Participants, adjusted
		for any income or loss allocable to such excess.  If such excess Matching
		Employer Contributions (adjusted for income or loss as provided in (3),
		below) are not distributed to such Participants within such 2-1/2 month
		period, then the same shall be distributed to such Participants
		prior to the close of the Plan Year which encompasses such 2-1/2
		month period.
			(2)	The amount of excess Matching Employer Contributions
		for highly compensated Participants is to be computed on an individual
		basis pursuant to the following method:
			The Contribution Percentage for the highly compensated
		Participant with the highest Contribution Percentage shall be
		reduced to the extent required to either
				(i)	enable the arrangement to satisfy a test as
			specified in subsection (a), above; or
				(ii)	cause such person's Contribution Percentage
			to equal the Contribution Percentage of the highly
			compensated Participant with the next highest Contribution
			Percentage.
		Such reduction is to be iterated until a test as specified in
		subsection (a) above is satisfied.  In case there are two or more
		highly compensated Participants with the same Contribution
		Percentage, the contribution ratio of such persons shall be reduced
		equally and simultaneously.  For each highly compensated Participant,
		the amount of excess Matching Employer Contributions is equal to
		his or her Matching Employer Contribution prior to the application
		of this subparagraph (2) minus the amount determined by multiplying
		his or her Contribution Percentage, as determined after application
		of this subparagraph (2), by his or her Compensation used in
		determining such ratio.  In no case shall the excess Matching
		Employer Contributions with respect to any individual exceed the
		actual Matching Employer Contributions on behalf of such individual.
			(3)	Income or loss allocable to an excess amount
		referred to in (1), above, under applicable Treasury Regulations,
		shall be determined by multiplying the income or loss allocable
		to the Participant's Matching Employer Contributions for the Plan
		Year by a fraction, the numerator of which is said excess amount
		contributed on behalf of the Participant for the preceding Plan
		Year and the denominator of which is the balance of his or her
		Matching Employer Contribution Account on the last day of the
		preceding Plan Year, reduced by the gain allocable or increased by
		the loss allocable to such total amount for the preceding Plan
		Year.  Solely for the 1990 Plan Year, the income or loss computed
		above shall be further adjusted by an amount equal to 10% of the
		income or loss computed above multiplied by the number of months
		between the end of the preceding Plan year and the date such
		excess Matching Employer Contributions are distributed.

	5.8	Multiple Use of Alternative Limitation
	In the event that multiple use of the alternative limitations of Section 4.2(b) and Section 5.7(a) shall occur (as defined under Code Section 401(m)
(9)(a)), the actual deferral ratios of highly compensated Active
Participants shall be reduced in a manner similar to that of Section 4.2(c) and (d) to the extent necessary to correct the multiple use of the alternative limitations. Any such excess Deferrals shall be allocated income or loss in a manner similar to that of Section 4.2(e). The computations contemplated in this Section 5.8 shall notbe performed until after the adjustments required by Sections 4.2 and 5.7 above have been taken into account.

	5.9	Return of Contributions
		(a)	All Company contributions to the Trust are conditioned
	upon the Plan and Trust being and remaining qualified and upon deductibility
	under Section 404 of the Code, unless otherwise expressly stated by the
	Company. Accordingly (unless so stated), if the Plan or Trust is not so
	qualified or if and to the extent that such a deduction is disallowed
	within the meaning of Section 403(c)(2) of ERISA, the contribution in
	question shall be repaid to the Company upon demand (but subject to Section
	5.9(c) below and, if by reason of disallowance, only to the extent
	disallowed) within one year after such disallowance or denial of
	qualification.  Any Deferrals so returned to the Company shall be paid by
	 the Company to the Participants on whose behalf they were made.
		(b)	If and to the extent that a Company contribution to the
	Trust is made as a result of facts and circumstances constituting a good
	faith mistake of fact, the same shall be repaid to the Company upon
	demand (but subject to Section 5.9(c) below and only to the extent of such
	mistake) within one year after the payment of the contribution.  Any
	Deferrals so returned to the Company shall be paid by the Company to the
	Participants on whose behalf they were made.
		(c)	All repayments of Employer contributions under Sections 5.9(a)
	and (b) above shall be subject to the conditions that:
			(1)	Such repayment shall not include any earnings
		attributable to that portion of the Company contributions which
		qualifies for repayment under Sections 5.9(a) and (b) above, except to
		the extent earnings on Deferrals may be included in such
		repayment under applicable Treasury Regulations or rulings.
			(2)	There shall be deducted from the amount of such repayment
		any losses attributable to that portion of the Company contribution
		which qualifies for repayment under Sections 5.9(a) and (b) above.
			(3)	If in any event such repayment would result in any
		Participant's account being reduced to a balance which is less than
		the balance which would have been in his account had the amount
		contributed by mistake of fact or in excess of the deductible amount
		not been contributed, then the amount to be repaid shall be reduced
		until no Participant's account shall be so reduced by reason of such
		repayment.


	ARTICLE VI
	TRUST FUND EARNINGS AND INVESTMENTS

	6.1	Value of Accounts
		(a)	The value of an Account for all purposes of this Plan shall be
	its value as last actually determined under this Article on or before the date
	in question, increased by contributions thereafter credited to the Account and
	decreased by amounts thereafter withdrawn or distributed from the Account.
		(b)	The last day of June and of December shall be valuation dates.
	The Plan Administrator may, but need not, establish more frequent regular
	valuation dates, e.g., the last day of each month, or any special valuation
	dates.  As of each valuation date (and prior to allocating contributions or
	forfeitures as of such date), the Plan Administrator shall allocate the
	Plan's gains and losses since the last valuation date among Accounts by
	adjusting the stated value of each Account to reflect its actual value as
	of the then current valuation date.  This adjustment shall be accomplished
	by multiplying the last determined value of each Account (or its average
	balance determined under Section 6.5) by the earnings factor for the
	valuation date.  Investment funds maintained pursuant to this Article shall
	be valued separately and a separate earnings factor, as described in Section
	6.2, shall be calculated for each such fund.  An Account shall share in a
	fund's 	gains and losses only to the extent the Account is invested in the
	fund.  If an Account becomes wholly or partially distributable other than
	on a valuation date and the Plan Administrator determines that the Plan
	has had substantial gains or losses since the last valuation date, the
	Plan Administrator may establish a special valuation date and the
	distributable Account shall be revalued in accordance with this Article.

	6.2	Earnings Factor
		(a)	Except as otherwise provided in Plan Rules, the earnings
	factor referred to in 	Section 6.1 shall mean the percentage determined by
	dividing the Trust Fund's current adjusted value, as defined in subsection
	(b), by the total amount credited to all Accounts (net of any earmarked
	 investments described in Section 6.6) as of the valuation date, before
	allocations or distributions as of such date.
		(b)	The Trust Fund's current adjusted value shall be equal to
	the Trust Fund's current value, as determined under Section 6.3, reduced
	by all amounts contributed to the Trust by any person which are then being
	held pending allocation.

	6.3	Rules for Valuing Trust Assets
		(a)	As of each valuation date (and before making any
	distributions as of such date), the Plan Administrator shall be informed
	by the Trustee of the value of the entire Trust Fund.  Earmarked
	investments described in Section 6.6 shall not be taken into account.
		(b)	The Trustee shall determine the fair market value of Trust
	Fund assets in compliance with the Plan and the principles of Section
	3(26) of ERISA and regulations issued pursuant thereto.  Valuation shall
	be based upon information reasonably available to the Trustee, including
	data from, but not limited to, newspapers and financial publications of
	general circulation, statistical and valuation services, records of
	securities exchanges, appraisals by qualified persons, transactions and
	bona-fide offers in assets of the type in question and other information
	customarily used in the valuation of property for purposes of the Internal
	Revenue Code.  The Trustee may elect to value any bank deposit, certificate
	of deposit, bond, interest-bearing insurance contract, promissory note or
	other evidence of indebtedness at its unpaid face value, with interest
	accrued to the valuation date, if the obligation is not in default.  The
	value of any real property held in the Trust Fund, determined as of the
	last day of any Plan Year, shall be considered to remain unchanged until
	the last day of the following Plan Year.  In determining the value of the
	Plan's investment in any collective investment fund, separate account,
	partnership or similar entity, the Trustee may (but need not) rely on the
	most recent prior valuation of units or interests in the fund, separate
	account, partnership or entity made by or on behalf of the fund, separate
	account, partnership or entity.  With respect to securities for which
	there is a generally recognized market, the published selling prices on or
	nearest to such valuation date shall establish the fair market value of
	such security.  Fair market value so determined shall be conclusive for
	all purposes of the Plan and Trust.
		(c)	Administrative expenses which are paid or payable by the
	Plan shall be accounted for in the manner specified by the Plan
	Administrator except that expenses incurred on behalf of a specific
	Participant may be charged to his Account.  In valuing the Trust Fund,
	the Trustee may elect to treat as a Plan asset the unamortized amount of
	capitalized administrative expenditures paid by the Plan.

	6.4	Unallocated Amounts
	Amounts being held pending allocation shall not share in gains and losses except e extent specified by the Plan Administrator.

	6.5	Special Rule for Variable Account Balances
	The Plan Administrator may elect to allocate gains and losses on the basis of the average Account balances since the last valuation date, as determined under a reasonable method consistently applied.

	6.6	Special Rule for Earmarked Investments
	All gains and losses on an investment earmarked to a Participant's Account shall be credited to that Account. Earmarked investments shall be ignored in establishing the value of Accounts for purposes of allocating gains and losses under Section 6.1 and their value shall not be included in the Trust Fund value determined under Section 6.3. At present, investments earmarked to Accounts consist only of certain loans to Participants.

	6.7	Investment Funds
		(a)	For investment purposes, the assets of the Trust Fund
	(other than earmarked 	investments described in Section 6.6) shall be
	divided in accordance with the Plan Administrator's instructions among
	separate investment funds, which the Trustee and Plan Administrator
	shall from time to time make available and which shall include:
			(i)	 the La-Z-Boy Stock Fund, which shall be invested
		and reinvested in Company Stock as defined in Section 6.10(d); and
			(ii)	 other investment funds as may be required by law
		or from time to time made available by the Plan Administrator and
		the Trustee.
		(b)	When an individual first becomes a Participant, the Plan
	Administrator shall give the Participant the right to specify how his or
	her Account shall be invested in each of the investment funds.  Thereafter,
	the Plan Administrator shall periodically give all Participants the
	opportunity to elect to change how new amounts credited to their Accounts
	are invested or to change how amounts previously credited to their Accounts
	are invested.  Investment directions 	shall be made in the manner specified
	by the Plan Administrator and in accordance with applicable Plan Rules.
	In the absence of proper elections under this Article, the Plan
	Administrator shall not process Deferrals by the Participant and all
	distributions shall be charged first to the balance of his or her Account,
	proportionately among the other funds, and then to the portion of the
	Participant's Account invested in the La-Z-Boy Stock Fund.
		(c)	All gains and losses with respect to an investment fund
	shall be credited to it as more fully described in Section 6.1(b).
		(d)	The Trust Fund, or any part thereof, may be invested
	through	 ownership of assets or shares in a collective investment entity
	such as a mutual fund, common trust fund or pooled investment fund which
	allows participation by a trust fund established under a qualified 	plan,
	and which may be maintained by the Trustee or an investment manager.
	For such purposes, the terms and conditions of the declaration of trust
	or other governing documents through which the common trust fund or
	pooled investment fund is established or maintained are incorporated
	herein and made applicable hereto.

	6.8	Investment in Insurance
	A Participant is not permitted to direct the investment of his or her Account in individual or group insurance policies or annuity contracts.

	6.9	Loans to Participants
		(a)	The Plan Administrator shall have the investment management
	discretion to direct the Trustee to loan money to Participants from their
	Accounts. Each such loan shall be treated as an earmarked investment of
	the borrower's Account.  All loans are subject to applicable Plan Rules
	which, for example, may provide that a Participant may only have one
	loan outstanding from the Plan at any time, and may obtain only one loan
	each Plan Year.
		(b)	A Participant who wishes to borrow money from the Plan
	shall file a written loan application with the Plan Administrator.
	The Plan Administrator shall approve or deny the loan in accordance
	with written criteria applied in a uniform and nondiscriminatory
	manner.  No loan shall be granted unless the following requirements
	are met:
			(i)	No loan shall be made in an amount less than
		$1,000 or greater than fifty percent of the Participant's total
		Vested Account balances.  In addition, no loan of more than
		$50,000 (reduced as described below if applicable) shall be made.
		Such $50,000 maximum shall be reduced by the excess, if any, of
		(A) the highest outstanding balance of loans from the Plan during
		the one-year period ending on the day before the date on which the
		loan is made, over (B) the outstanding balance of loans from the
		Plan on the date on which the loan is made.  In applying these
		loan limits, the unpaid balance then due under all loans to the
		Participant under this and all other qualified retirement plans
		of the Employer shall be aggregated with any proposed loan;
			(ii)	 The loan shall bear a commercially reasonable rate
		of interest, taking into account the security given for such loan;
			(iii) The loan shall be adequately secured and security may
		be required in addition to that automatically provided under
		subsection (c);
			(iv)	 Interest and principal on a loan must be repaid
		in substantially equal installments not less frequently than
		quarterly (normally through payroll deductions) over a specified
		period not to exceed five years (including renewals, extensions
		and refinancing) unless said loan is for the purpose of purchasing,
		constructing or renovating the principal residence of the
		Participant; and
			(v)	 The loan shall be documented by such note,
		evidence of indebtedness and other instruments executed by the
		Participant which the Plan Administrator shall require.
		(c)	Each loan from the Plan shall be secured by the borrowing
	 Participant's interest in the Plan.  If a Participant's Employment
	terminates or the Plan terminates before he or she has repaid the loan,
	the loan shall become immediately due and shall be repaid out of the
	Participant's Vested Account or benefits, which shall be reduced
	accordingly.  This right of set-off does not mandate that the Plan
	Administrator defer collection of a loan until termination of Employment
	but merely provides a method of ensuring payment by such time.  If a
	Participant's loan is in default or the Participant files for relief
	under the United States Bankruptcy Code and the Participant's Employment
	has not terminated, the loan shall become immediately due and payable
	and shall be satisfied to the extent possible from the Participant's
	Vested Account (other than his or her Deferred Income Account unless
	the Participant has reached age 59-1/2) and the Account shall be reduced
	 accordingly.
		(d)	Plan Rules shall determine the method by which the loan
	proceeds are withdrawn from the Participant's balances in the investment
	funds and the method by which loan repayments are re-invested among the
	funds.
		(e)	Each Participant applying for a loan shall be subject to
	a loan processing fee of up to $100 as specified in Plan Rules. If the
	fee is charged in advance, it shall be returned to the Participant if
	the loan is not approved; otherwise, the fee shall be deducted from the
	proceeds of the loan.
		(f)	An assignment or pledge of any portion of the
	Participant's interest in the Plan will be treated as a loan to the
	Participant.
		(g)	Notwithstanding that a requirement of spousal consent
	generally oes not apply to this Plan, no such loan shall be made to a
	Participant unless the Participant's spouse, if any, consents in writing
	to the use of the Participant's Account as security for the loan during
	the 90-	day period ending on the date on which the loan is to be so
	secured.  Such consent must be in writing, must acknowledge the effect of
	the loan and must be witnessed by a Plan representative or notary public.
	If such spousal consent is obtained, or is not required because the
	Participant is not married at the time the loan is secured by the
	Participant's Account, no consent of a different or subsequent spouse
	shall be required in order to apply the Trust's security interest in the
	Account to pay the balance of the loan pursuant to (c) above.  However,
	any renegotiation, extension, renewal, or other revision of a loan shall
	be treated as a new loan for purposes of this Section 6.9(g).  If a
	valid spousal consent to the use of a Participant's Account as security
	for a loan to the Participant has been obtained, for purposes of
	determining the amount of the Participant's Vested Account used to
	purchase a qualified joint and survivor annuity or a qualified
	preretirement survivor annuity (in those instances where such annuities
	are required), the Participant's Account shall be reduced by the amount
	of the Participant's Account applied to pay the balance of the loan to the
	Participant from the Trust outstanding at the time of the Participant's
	death, termination of 	employment, or other event triggering a distribution
	of the Participant's Account under the Plan.
		(h)	To the extent permitted by applicable Department of Labor
	regulations, no loan shall be made to a Participant who is not an active
	employee.


	6.10	Special Rules Applicable to the La-Z-Boy Stock Fund
		(a)	(1)	There shall be no limitation under the Plan on the
		portion of the assets 	of the Trust Fund which may be invested in
		the La-Z-Boy Stock Fund other than compliance with the other
		provisions of the Plan relating to investment of elective
		Deferrals and of Matching 	Employer Contributions.
			(2)	For purposes of allocating the Matching Employer
		 Contribution for a given month beginning before April 1994,
		Company Stock shall be valued at the average of its closing price
		on the New York Stock Exchange composite tape on the last five
		business days of that month; for months after March 1994, Company
		Stock shall be valued at its closing price on the New York Stock
		Exchange composite tape on the business day of that month on which
		the corresponding Deferrals are received by the Trustee.  However,
		for purposes of establishing a Participant's Account balance,
		Company Stock held in the La-Z-Boy Stock Fund shall be valued at
		its closing price on the New York Stock Exchange composite tape on
		the last business day coinciding with or prior to the date of
		valuation.
		(b)	 All shares of Company Stock acquired by the Trustee shall
	be held by the Trustee until disposed of pursuant to provisions of the Plan
	Such shares may be registered in the 	name of the Trustee or its nominee.
	The Trustee or its nominee shall vote shares of Company Stock in the
	accounts of Participants as follows:
			(1)	The Trustee shall adopt reasonable measures to
		notify Participants (and beneficiaries of Participants) who have
		an interest in the La-Z-Boy Stock Fund of the date and purposes
		of each meeting of stockholders of the Company at which holders of
		shares 	of Company Stock shall be entitled to vote, and to request
		instructions from the 	Participant to the Trustee as to the voting
		at such meeting of shares of Company Stock in the account of each
		Participant;
			(2)	Before each such meeting the Committee shall furnish
		to the Trustee, and the Trustee shall furnish to each such
		Participant (or beneficiary of a Participant), the same
		information furnished by the Company to its shareholders in respect
		to such meeting, including proxy materials and, where applicable, a
		copy of the Company's 	annual report.
			(3)	The instructions received by the Trustee from
		Participants (or beneficiaries of Participants) shall be held by
		the individual or individuals designated by the Trustee to receive
		such instructions in confidence and shall not be divulged or
		released to any other person, including officers or employees of
		the Company or any related company.
			(4)	Upon timely receipt of such instructions the
		Trustee itself or by proxy, shall vote the shares of Company
		Stock in such ccount of the Participant in accordance with the
		Participant's instructions.
			(5)	If the Trustee shall not have received timely
		instructions from a Participant on a particular matter in respect
		of any shares of Company Stock in such Participant's account,
		the Trustee itself or by proxy shall vote all such shares in the
		same ratio as the shares with respect to which instructions were
		received from Participants.
		(c)	Except as otherwise expressly provided in the Plan, the
	Trustee shall not sell, alienate, encumber, pledge, transfer or otherwise
	dispose of, or tender or withdraw, any shares of Company Stock held by it
	under the Plan.  In the event the Trustee determines that a tender or
	exchange offer for shares of Company Stock has commenced, then,
	notwithstanding any other provision of this Agreement, the following
	provisions of this Section 6.10(c) shall become applicable.
			(1)	Upon determination that an offer described in the
		first paragraph of this Section 6.10(c) has commenced, the
		Trustee shall cause to be sent to each Participant and Beneficiary
		of a deceased Participant who, on the effective date of such offer
		or at any time during the effective period of such offer, has
		shares of Company Stock allocated to 	his account, such information
		as is reasonably available to the Trustee and as the Trustee
		determines is necessary for such Participant or Beneficiary to
		make an informed decision in respect of such offer, together with
		a form prescribed by the Trustee pursuant to which such Participant
		or Beneficiary may direct the Trustee to tender or exchange pursuant
		to such offer all or part of the shares of Company Stock so allocated
		to his account.  The Trustee shall tender or exchange only those
		shares of Company Stock as to which valid and timely directions to
		tender or exchange are received and not validly and timely revoked,
		and all other shares of Company Stock held under the Plan shall
		continue to be held by the Trustee.  If in the course of an offer
		described in the first paragraph of this Section 6.10(c) there shall
		arise any issue on which Participants or Beneficiaries who have
		directed the tender or exchange of shares of Company Stock are
		required to have an opportunity to alter their circumstances
		(including but not limited to an opportunity to tender or
		exchange shares of Company Stock in a competing offer), the
		Trustee shall, in accordance with the foregoing provision of
		this subparagraph (1) and to the extent reasonably practicable,
		solicit the directions of such Participants and Beneficiaries with
		respect to each such issue and act in response to such directions.
			(2)	The instructions received by the Trustee from
		Participants (or Beneficiaries of Participants) shall be held by
		the individual or individuals designated by the Trustee to receive
		such instructions in confidence and shall not be divulged or
		released to any other person, including officers or employees of
		the Company or any related company.
			(3)	To the extent that an offer described in the first
		paragraph of this Section 6.10(c) is for cash, proceeds received
		by the Trustee from the tender or sale of any shares of Company
		Stock pursuant to such offer shall be invested by the Trustee in
		one or more of the other investment funds then available in
		accordance with directions from Participants and Beneficiaries
		whose shares of Company Stock were sold.  In the absence of
		direction from the Participant or Beneficiary, the proceeds shall
		be invested similarly to current Deferrals (or evenly in case of a
		Beneficiary).  To the extent that an offer described in the first
		paragraph of this Section 6.10 (c) is for property other than cash
		property received by the Trustee from the tender, exchange, or sale
		of any shares of Company Stock pursuant to such offer shall be held
		by the Trustee in a separate investment fund pending a determination
		of its disposition by the Trustee.  The Trustee shall allocate the
		proceeds from any shares of Company Stock sold pursuant to such an
		offer to the accounts of Participants and Beneficiaries who
		directed the Trustee to sell such shares pursuant to such offer.
			(4)	Any rights to purchase Company common or preferred
		stock appurtenant to shares of Company Stock allocated to the
		account of a Participant in the La-Z-Boy Stock Fund which become
		detached m such shares of Company Stock shall be allocated, held
		or disposed of by the Trustee in the manner directed by the Plan
		Administrator.
		(d)	For purposes of the Plan, "Company Stock" means shares of
	common stock, $1.00 par value, of the La-Z-Boy Chair Company.


	ARTICLE VII
	VESTING

	7.1	Vesting of Matching Employer Contribution Accounts
	The Vested portion of a Participant's Matching Employer Contribution Account shall be the percentage of such Account shown on the following table (subject to Sections 7.2 and 7.4 which contains special vesting rules applicable to certain Employees):

    		Years of 			            	Vesting
		 Vesting Service			         Percentage
		-----------------------		------------------
		  less than 5  		         	5 or more
		      0%					                 100%
 	7.2	Accelerated Vesting of Matching Employer Contribution Accounts;
		Disability
	A Participant's Matching Employer Contribution Account shall become fully
Vested upon the earliest to occur of:
		(a)	the individual's attaining Normal Retirement Age while an
	Employee
		(b)	the individual's death (or presumed death) while an
	Employee;
		(c)	the complete termination of the Plan, or its partial
	termination as to him or her (as more fully provided in Section 11.2); or
		(d)	the individual's suffering a disability while an Employee.
	 A Participant shall have suffered a disability if he or she becomes
	unable to engage in any substantial gainful activity by reason of a
	medically determinable physical or mental impairment which can be expected
	to result in death or to be of long-continued and indefinite duration.
	Determination of whether a Participant is suffering a disability and the
	date on which the disability commenced shall be made solely by the Plan
	Administrator and shall be based on medical evidence.

	7.3	Forfeitures upon Termination of Employment
		(a)	The nonvested portion of the Matching Employer Contribution
	Account of a Participant whose Employment terminates other than by death or
	disability as described in Section 7.2 shall be forfeited as of the end of
	the Plan Year in which the Participant's Employment terminates or, if
	later, as of the end of the Plan Year (but not later than the end of the
	Plan Year in which the fifth consecutive Break in Service occurs) in
	which the Participant receives a distribution from his Account.
	Forfeitures for a Plan Year will first be applied in the manner prescribed
	in Section 12.9.  Any balance remaining will then be allocated under
	Section 5.3.
		(b)	If a Participant whose Employment terminates again becomes
	an Employee before he or she has five consecutive Breaks in Service, the
	forfeited portion of his or her Account shall be restored to the amount
	on the date of distribution if the Participant repays to the Plan the
	full amount of the prior distribution before the earlier of 5 years after
	the first date on which the Participant is subsequently re-employed by
	the Company, or the date the Participant incurs 5 consecutive Breaks in
	Service following the date of the distribution.  The funds to be used to
	reestablish such account shall first be obtained out of forfeitures
	(if any) and next out of Company contributions to the Trust, for such Plan
	Year or succeeding Plan Years.

	7.4  Vesting Schedules for Merged Plans
	The vesting schedules applicable to any plans that are merged with this Plan shall continue to apply to the accounts transferred as a result of such a merger.

	7.5	Additional Rules for Vesting Service
	In computing a Participant's period of Service for purposes of Section
7.1 above, he shall be credited with Service as provided in Section 2.23(c), except that the following shall not be counted:
		(a)	For purposes of determining an Employee's Vested percentage
	in his Matching Employer Contribution Account following a Break in
	Service, years of Service during periods prior to a Break in Service shall
	not be counted unless and until the Employee completes a year of Service
	after his subsequent reemployment;
		(b)	In the case of a Participant or other Employee who does not
	have a Vested right to a benefit derived from Employer contributions,
	i.e., who is not Vested in any part of his Account under the Plan, years
	of Service prior to a period of consecutive Breaks in Service shall not
	be counted if the number of consecutive Breaks in Service in such period
	equals or exceeds five (excluding from the number of years of Service
	before such period any years of Service not required to be counted
	hereunder by reason of any prior Break in Service);
		(c)	Notwithstanding subsection (b) above, if as of the day
	before the first day of the plan year beginning in 1985 of any plan
	merged into this Plan, any years of Service prior to such date were not
	required to be counted for purposes of determining the Vested percentage
	of a Participant's account under such plan as then in effect, such years
	of Service shall not be counted under this Plan;
		(d)	years of Service during any period for which the Employer
	did not maintain the Plan or a predecessor plan (within the meaning of
	Section 411(a)(4)(C) of the Code);provided, further, that years of
	Service after five or more consecutive Breaks in Service shall not be
	counted for purposes of determining the Vested percentage under Section
	7.1 above of the Participant's Matching Employer Contribution Account
	which accrued before such five or more consecutive Breaks in Service.
	If a Participant's eligibility computation period overlaps two vesting
	computation periods and he completed a year of Service during such
	eligibility computation period but failed to complete a year of Service
	in either of the overlapped vesting computation periods, then the year of
	Service completed for eligibility to participate shall be deemed a year of
	Service for the vesting computation period during which such eligibility
	computation period ended.


	ARTICLE VIII
	BENEFITS UPON TERMINATION OF EMPLOYMENT

	8.1	Distribution of Accounts on Retirement
		(a)	A Participant's Account shall be distributed to him or her
	in the event of his or her Retirement because of disability or at any
	time subsequent to his or her Early or Normal Retirement Date.  Subject
	to Section 8.7, a Participant shall receive his or her distribution in
	one lump sum.  However, if the Account balance is at least $3,500, consent
	of the Participant (and spouse) may be required.
		(b)	A Participant's election of deferred payment under
	subsection (c) shall be disallowed by the Plan Administrator if the
	Participant's Account balance does not exceed $3,500 (or such higher
	amount allowable under applicable law)
		(c)	(1)	Distribution under this Section shall normally be
		made as soon as administratively feasible following the end of the
		Plan Year in which the Participant's 	Retirement occurs.  If the
		Account balance exceeds $3,500 (or such higher amount allowable
		under applicable law) and the Participant has not attained his
		or her Normal Retirement Age, payment of benefits shall not be
		made without the Participant's consent.  In that event, payment
		shall be made as soon as administratively feasible after the
		Participant's attainment of his or her Normal Retirement Age,
		without any requirement of consent by the Participant.
		Notwithstanding the above, effective April 1, 1992, a
		Participant who is eligible to receive an immediate distribution
		of at last $3,500 from the Plan, who is also a participant in
		another tax-qualified profit sharing plan sponsored by the
		Company and/or its subsidiaries, and who is not eligible to
		receive a distribution from such other profit sharing plan within
		the same calendar year as the immediate distribution from the
		Plan shall have a one-time election to defer the distribution from
		the Plan until as soon as administratively feasible after January
		1 of the calendar year in which the distribution from such other
		profit sharing plan is scheduled to occur.
			(2)	If a distribution is one to which Sections 401(a)
		(11) and 417 of the Code do not apply, such distribution may
		commence less than 30 days after the notice required under
		Section 1.411(a)-11(c) of the Regulations is given, provided
		that: 				(i)	the Plan Administrator clearly informs
 			the Participant that the Participant has a right for a
 			period of at least 30 days after receiving the notice to
 			consider the decision of whether or not to elect a
 			distribution (and, if applicable, a particular
	 		distribution option), and
        			(ii)	the Participant, after receiving the
			notice, affirmatively elects a distribution.
		(d)	Pending complete distribution of an Account, the person
		entitled to the Account shall have the same investment direction
		rights as any other Participant.
		(e)	If a Participant's Account balance is at least $3,500, he
		or she may elect to receive the entire portion of his or her
		account which is invested in the La-Z-Boy Stock Fund in cash or in
		stock, 	but whole shares only.

	8.2	Distribution after Termination of Employment
		(a)	A Participant who terminates Employment, other than
		through Retirement, shall receive the Vested portion of the
		amount then credited to his or her Account as follows: Subject
		to the provisions of Section 8.1(c), distribution shall normally be made in a lump sum as soon as administratively feasible after the end of the Plan Year in which the Participant's Employment terminates. If the Participant's vested Account is at least $3,500, the Participant must elect in writing to receive such Account, and failure to elect shall be deemed an election to
		defer payment until attainment of the Participant's Normal Retirement Age. Notwithstanding the above, if the
		Participant's vested Account does not exceed $3,500 (or such higher amount allowable under applicable law), distribution
		shall be made in a cash lump sum within 60 days after the end
		of the Plan Year in which the Participant's Employment terminates.
		(b)	For these purposes, "termination of employment" shall mean
		a severance of the employer/employee relationship in such a manner that it reasonably appears to the Plan Administrator that the Participant shall incur a Break in Service by the end of the current or succeeding Plan Year.

	8.3	Subsequent Allocations
	If any amount is allocated to an Account after distribution of the Account is made, the amount allocated shall be paid to the person entitled to the Account in cash in accordance with the method of distribution then in effect and within the time allowed under Section 8.1(d) or 8.2, whichever is applicable.

	8.4	Early Withdrawal Penalties
	If a Participant receives an actual or constructive distribution or withdrawal from this Plan prior to attaining age 59-1/2, a ten percent penalty tax may be levied on the distribution by Code Section 72(t).

	8.5	Joint and Survivor Annuity Requirements
	Except as provided in Section 8.7, the Plan is not subject to the joint and survivor annuity requirements of ERISA and the Code because it is not a money purchase pension plan and (1) Vested benefits are payable on the death of a Participant to his or her surviving spouse (and are not paid to non-spousal Beneficiaries unless the Participant is not survived by a spouse or the spouse has otherwise consented), (2) annuities are not available under this Plan, and (3) subsequent to the enactment of the Retirement
Equity Act of 1984 (August 23, 1984), this Plan has never been the transferee of benefits from a defined benefit or defined contribution plan which was subject to the joint and survivor annuity requirements of the Code or ERISA (subject to the exception in Section 8.7).

	8.6	Required Distributions
	Notwithstanding any other provisions of the Plan to the contrary, payment of a Participant's vested account balance shall be made no later than his or her "required beginning date." A Participant's required beginning date shall normally be the April 1 next following the end of the calendar year in which the Participant attains age 70-1/2 or, if later, ceases to be an Employee.* In the case of a Participant who is or has been a "five-percent owner" (as defined in Code Section 416) of the Employer at any time during the five Plan Years ending in or with the calendar year in which he or she attains age 70-1/2, the required beginning date shall be the April 1 next following the end of the calendar year in which the Participant attains age 70-1/2, even if the Participant is still an Employee, unless such Participant has made a valid election to delay distribution pursuant to Section 242(b) of TEFRA, Pub. L. No. 97-248 (1982). A Participant who remains employed after his or her required beginning date shall be subject to the minimum distribution requirements of Code Section 401(a)(9) and the regulations thereunder. In particular, notwithstanding Section
8.1(a), a Participant who has not terminated his or her employment may request (or the Plan Administrator shall authorize) an installment distribution of the minimum distribution required under Section 401(a)(9) of the Code, but not of any additional amount, and only at such times as reasonably precede the Participant's required payment dates. In particular, the Plan Administrator may authorize that such an installment payment be made during the December immediately preceding an active Employee's required beginning date.

	8.7 Special Provisions for Merged Plans
	(a)	(i)  Effective January 1, 1992, no further contributions shall
		be made under the Burris Industries, Inc. Amended Employee
		Retirement Saving Plan and Trust Agreement.  The annuity
		provisions and any other form of benefit contained in the
		aforesaid plan shall not apply to any contributions made on
		or after January 1, 1992 unless provided for `elsewhere than
		in this Section 8.7 or in Section 4.6(a) of this Plan.
		(ii)  The Trustee shall maintain separate accounts on behalf of
		each affected Participant for assets transferred to the Trust
		Fund from the trust maintained under the Burris plan cited in
		subsection (a)(i) above.  These separate accounts shall be
		credited with earnings (or losses), distributions therefrom and
		other items generally allocable to an individual account.
		(iii)  The statutory provisions relating to qualified
		pre-retirement survivor annuities, qualified joint and survivor
		annuities and spousal consents to distributions shall apply to
		the separate accounts maintained under subsection (a)(ii) above.
		Furthermore, any form of distribution or other optional form of
		benefit which was available on December 31, 1991 under the Burris
		plan cited in subsection (a)(i)above, and which may not be
		disregarded under Section 411(d)(6) of the Code, shall continue
		to apply to the separate accounts maintained under subsection
		(a)(ii) above, but shall not apply to any other accounts under
		this Plan unless expressly stated otherwise.
	(b)	(i)  Effective January 1, 1993, no further contributions shall
		be made under the Kincaid Furniture Company Amended Profit-Sharing
		Plan and Trust Agreement.  The installment provisions and any other
		form of benefit contained in the aforesaid plan shall not apply to
		any contributions made on or after January 1, 1993 unless provided
		for elsewhere than in this Section 8.7 or in Section 4.6(a) of
		this Plan.
		(ii)  The Trustee shall maintain separate accounts on behalf of
		each affected Participant for assets transferred to the Trust
		Fund from the trust maintained under the Kincaid plan cited in
		subsection (b)(i) above.  These separate accounts shall be
		credited with earnings (or losses), distributions therefrom and
		other items generally allocable to an individual account.
		(iii)  Any form of distribution or other optional form of
		benefit which was available on December 31, 1992 under the
		Kincaid plan cited in subsection (b)(i)above, and which may
		not be 	disregarded under Section 411(d)(6) of the Code, shall
		continue to apply to the separate accounts maintained under
		subsection (b)(ii) above, but shall not apply to any other
		accounts under this Plan unless expressly stated otherwise.
	(c)	(i)  Effective January 1, 1993, no further contributions shall
		be made under the Rose Johnson Incorporated Amended Profit-
		Sharing and Retirement Plan.  The installment provisions
		and any other form of benefit contained in the aforesaid plan
		shall not apply to any contributions 	made on or after January
		1, 1993 unless provided for elsewhere than in this Section 8.7
		or in Section 4.6(a) of this Plan.
		(ii)  The Trustee shall maintain separate accounts on behalf of
		each affected Participant for assets transferred to the Trust
		Fund from the trust maintained under the Rose Johnson plan cited
		in subsection (c)(i) above.  These separate accounts shall be
		credited with earnings (or losses), distributions therefrom and
		other items generally allocable to an individual account.
		(iii)  Any form of distribution or other optional form of benefit
		which was available on June 30, 1993 under the Rose Johnson plan
		cited in subsection (c)(i)above, and which may not be disregarded
		under Section 411(d)(6) of the Code, shall continue to apply to
		the separate accounts 	maintained under subsection (c)(ii) above,
		but shall not apply to any other accounts under this Plan unless
		expressly stated otherwise.
	(d)	The provisions of Section 8.7(a)-(c) and the references in Section
	4.6(a) and in this Article VIII to this Section 8.7 shall become
	effective January 1, 1992 or at such other subsequent times as a merger
	with this Plan has occurred.
	(e)	Notwithstanding subsection (d) above, any provisions of this Plan
	which shall be needed to ensure that any plan which is merged into this
	Plan is in compliance with applicable law shall be deemed to have been
	included in such plan by virtue of its merger into this Plan.  In
	particular, any provisions of this Plan which shall be needed to ensure
	that the Burris Industries, Inc. Amended Employee Retirement Saving
	Plan, the Kincaid Furniture Company Amended Profit-Sharing Plan and
	the Rose Johnson Incorporated Amended Profit-Sharing and Retirement Plan
	are in compliance with the Tax Reform Act of 1986 or other applicable
	law shall be deemed to have been included in those plans by virtue of
	their merger into this Plan.





	ARTICLE IX
	BENEFITS UPON DEATH

	9.1	Designation of Beneficiary
	Each Participant or former Participant may designate, revoke and redesignate Beneficiaries. Such actions shall be taken in writing on a form provided by the Plan Administrator and shall generally be effective upon delivery to the Plan Administrator. However, no designation of Beneficiary, and no amendment or revocation thereof, shall become effective, if filed after such Participant's death unless the Plan Administrator determines such designation, amendment or revocation to be valid. The surviving spouse of a Participant shall automatically be his or her Beneficiary unless such spouse has consented in writing to the designation of a Beneficiary other than the spouse and the consent has been witnessed by a notary public.

	9.2	Distribution on Death
		(a)	Upon the death or presumed death of a Participant or
		former Participant, the Vested amount credited to his or her Account shall be paid to the person or persons determined
		under subsection (b).  Distribution shall be made in cash in
		one lump sum unless another method of distribution is properly elected under Section 9.3.
		(b)	Amounts payable under subsection (a) shall be paid to
		the highest priority person or persons surviving until the distribution is actually paid or commences. The distribution priorities are as follows:
			(i) 	 First, to the Participant's surviving spouse or
			such other person or persons properly designated by the Participant under Section 9.1 (with spousal consent
			where necessary);
			(ii)	 Second, to the Participant's issue;
			(iii) Third, to the Participant's parents; and
			(iv)  Fourth, to the Participant's brothers and sisters
			and issue thereof.
		(c)	Members of a priority class shall cease to be entitled
		to benefits upon the Plan Administrator's determination that no members of the class exist or the Plan Administrator's failure
		to locate any members of the class after making reasonable efforts to do so for one year.
		(d)	If the Plan Administrator determines that no person
		eligible to receive the Participant's Account exists or can be located, the Plan Administrator shall follow a procedure
		similar to the procedure outlined in Section 12.1(b).
		(e)	The costs of settling any dispute involving the right of
	a person to a Participant's Account shall be paid by the Plan but charged to the Participant's Account, which shall be reduced by the amount of the costs incurred unless the Plan Administrator shall deem such a charge to be inequitable.

	9.3	Election of Payment Method
		(a)	A Participant or former Participant (or a named individual
	he or she appoints in a writing filed with the Plan Administrator) may specify how payment under this Article shall be made.
		(b)	If the Participant's Vested account balance exceeds
	$3,500, the election of method of payment under Section 8.1(e) shall be available to the Beneficiary or other person appointed under Section 9.3(a).
		(c)	Elections under this Article must be made in the manner
	specified by the Plan 	Administrator, and as soon as reasonably possible
	after the death of the Participant. Failure to make this election in a timely manner shall be deemed an election to receive only cash.

	9.4	Time of Distribution
		(a)	Distributions under this Article shall be made as soon
	as administratively feasible after the death of the Participant in
	question, unless the Plan Administrator determines that an extension
	of not more than ninety days is needed to provide the election under
	Section 9.3.
		(b)	If the amount payable under this Article cannot be
	ascertained or the person to whom it is payable has not been determined
	or located and reasonable efforts to do so have been made within the time
	limits of subsection (a), then distribution under this Article shall be
	made as soon as administratively feasible after such amount is ascertained
	or such person is determined or located, subject, however, to Section 9.2(d).


	ARTICLE X
	ADMINISTRATION OF THE PLAN

	10.1	Duties of the Plan Administrator
	The Plan Administrator shall be responsible for the general administration and management of the Plan and shall administer the Plan on a nondiscriminatory basis in accordance with its terms.  The Plan Administrator shall have all powers and duties necessary to fulfill its responsibilities, including but not limited to the following powers and duties:
		(a)	To construe and interpret all provisions of the Plan and the
	Trust Agreement, including but not limited to the power to construe and
	interpret all provisions relating to eligibility for benefits and the amount,
	manner and time of payment of benefits, any such construction and
	interpretation by the Plan Administrator and any action taken thereon in
	good faith by any person to be final and conclusive upon any affected party;
		(b)	To determine all questions relating to the eligibility of
	Employees to participate;
		(c)	To determine, compute and certify to the Trustee the amount
	and kind of benefits payable to Participants and their Beneficiaries;
		(d)	To authorize all disbursements by the Trustee from the Trust;
		(e)	To maintain all records necessary for the administration of
	the Plan, other than those maintained by the Trustee;
		(f)	To provide for disclosure of all information and filing or
	provision of all reports and statements to Participants, Beneficiaries or
	governmental bodies as shall be required by the Code or ERISA or any other
	federal or state law;
		(g)	To adopt or modify Plan Rules (see Exhibit I) for the
	regulation or application of the Plan or facilitation of compliance with
	applicable provisions of the Securities Exchange Act of 1934; such Plan
	Rules may establish administrative procedures or requirements which modify
	the terms of this Plan but Plan Rules shall not substantially alter
	significant requirements or provisions of the Plan unless the Plan
	specifically designates such authority to the Plan Administrator;
		(h)	To administer the claims procedure set forth in Section 10.5;
		(i)	To the extent required under the Code, to notify each recipient
	of a distribution from this Plan of his or her right to make a transfer or
	rollover contribution of all or part of the distribution;
		(j)	To delegate any power or duty to any firm or person in
	accordance with Section 10.3; and
		(k)	To exercise all other powers or duties granted to the Plan
	Administrator by other provisions of the Plan or the Trust Agreement or by
	resolutions of the Board of Directors.


	10.2	Investments and Funding Policy
		(a)	The Trustee shall have the exclusive responsibility to manage
	the investments of the Trust Fund except to the extent such responsibility is
	delegated to one or more investment managers pursuant to the Plan.
		(b)	The Plan Administrator shall establish a funding policy to
	the extent required by applicable law.  The Employer shall supply full and
	timely information to the Plan Administrator on all matters necessary for the
	Plan Administrator to establish such a policy.  The Plan Administrator shall
	advise the Trustee and any other person delegated investment management
	responsibility of all such matters, if any, as may be pertinent to their
	duties.

	10.3	Delegation of Administrative Responsibility
		(a)	The Plan Administrator may delegate all or any portion of its
	administrative responsibilities and powers with respect to the Plan (other
	than investment management responsibilities) to any other person pursuant to
	this Section.  Investment responsibilities and powers may be delegated only
	to the extent permitted by ERISA.  In particular, the Company and the Plan
	Administrator may appoint one or more investment managers, as such term is
	defined in Section 3(38) of ERISA.
		(b)	A delegation under this Section shall be accomplished by a
	written instrument executed by the Plan Administrator specifying
	responsibilities and powers delegated and the fiduciary responsibilities
	allocated to such delegate.  The allocation of such responsibilities and
	powers shall be effective upon the date specified in the delegation, subject
	to written acceptance by the delegate.  Any delegation of powers and
	responsibilities shall provide for reports, no less often than annually, by
	such delegate to the Plan Administrator of such information necessary fully
	to inform the Plan Administrator of the status and operation of the Plan
	and of the delegate's 	discharge of responsibilities delegated.

	10.4	Compensation, Indemnity and Liability
		(a)	The Plan Administrator, any individual serving as Trustee and
	any delegate under Sections 10.3 or 10.7 who is an Employee shall serve
	without compensation for services to 	the Plan.  Any individual who handles
	Plan assets or who serves as Trustee shall be bonded if so required by law.
	The Employer shall furnish the Plan Administrator, any individual serving as
	Trustee or any such delegate with all clerical or other assistance necessary
	in the performance of 	his or her duties.  The Plan Administrator is
	authorized to employ such legal counsel and advisors as it may deem advisable
	to assist in the performance of its duties hereunder.
		(b)	All costs of administering the Plan (including the cost of the
	bond and legal services described in subsection (a)) shall be paid by the
	Employer, except that expenses specifically attributable to a Participant's
	Account, e.g., brokerage fees, shall be charged to that Account to the extent
	specified by the Plan Administrator.
		(c)	To the extent permitted by applicable law, the Employer shall
	indemnify and save harmless members of the Board of Directors, members of the
	Plan Administrator, any individual serving as Trustee and any delegate
	appointed pursuant to Sections 10.3 or 10.7 who is an Employee against any
	and all expenses, liabilities and claims (including legal fees incurred to
	defend against such liabilities and claims) arising out of their discharge
	in good faith of responsibilities under or incident to the Plan.  Such
	indemnification shall continue as to a person who has ceased to be a
	director, officer, employee, agent or trustee and shall inure to the benefit
	of the heirs and personal representatives of such person.  Expenses and
	liabilities arising out of willful misconduct shall not be covered under
	this indemnity.  This indemnity shall not preclude such further indemnities
	as may be available under insurance purchased by the Employer or provided
	by the Employer under any bylaw, agreement, vote of stockholders or
	disinterested directors or otherwise, or as may be provided under the
	Trust Agreement or an agreement with an investment manager, as such
	indemnities are permitted under applicable law.  Payments with respect
	to any 	indemnity and payment of expenses or fees shall be made only
	from assets of the Employer and shall not be made directly or indirectly
	from Trust assets.

	10.5	Procedure for Resolving Disputed Claims
		(a)	Normally, a Participant or Beneficiary need not present a
	formal claim for benefits in order to qualify for rights or benefits
	under this Plan.  If, however, any person is not granted the rights or
	benefits to which the individual believes himself or herself to be
	entitled, a formal claim for benefits must be filed in accordance with
	this Section.  The claim shall be presented to the claims official
	appointed by the Plan Administrator in writing within the maximum time
	permitted by law or under regulations promulgated by the Secretary of
	Labor or his delegate pertaining to claims procedures.
		(b)	The claims official shall, within a reasonable time,
	consider the claim and shall issue his or her determination thereon in
	writing.
		(c)	If the claim is granted, appropriate action shall be taken
	and, if appropriate, distribution or payment shall be made from the
	Trust Fund.
		(d)	If the claim is wholly or partially denied, the claims
	official shall, within ninety days (or such longer period as may be
	reasonably necessary), endeavor to provide the claimant with written
	notice of the denial, setting forth, in a manner calculated to be
	understood by the claimant
			(i)	 the specific reason or reasons for the denial;
			(ii)	 specific references to pertinent Plan provisions
		on which the denial is based;
			(iii) a description of any additional material or
		information necessary for the claimant to perfect the claim
		and an explanation of why the material or information is
		necessary; and
			(iv)	 an explanation of the Plan's claim review procedure.
		If the claim is neither granted nor denied within the 90 days, it
		shall be treated as denied for purposes of this review procedure.
		(e)	Each claimant shall have the opportunity to appeal the
	claims official's denial of a claim to the Plan Administrator in writing
	for a full and fair review.  The claimant or his or her duly authorized
	representative
			(i)	 may request a review upon written application to the
		Plan Administrator (which shall be filed with it),
			(ii)	 may review pertinent documents, and
			(iii) may submit issues and comments in writing.
		(f)	The Plan Administrator may establish time limits within
	which a claimant may request review of a denied claim which are reasonable
	in relation to the nature of the benefit which is the subject of the claim
	and other attendant circumstances, but which shall not be less than sixty
	days after receipt by the claimant of written notice of denial of his or
	her claim.
		(g)	The decision by the Plan Administrator upon review of a
	claim shall be made not later than sixty days after its receipt of the
	request for review, unless special circumstances require an extension of
	time for processing or for a hearing, in which case a decision shall
	be rendered as soon as possible, but not later than one hundred twenty
	days after receipt of the request for review.
		(h)	The decision on review shall be in writing and shall
	include specific reasons for the decision written in a manner calculated
	to be understood by the claimant, with specific references to the pertinent
	Plan provisions on which the decision is based.
		(i)	To the extent permitted by law, the decision of the claims
	official (if no review is properly requested) or the decision of the Plan
	Administrator on review, as the case may be, shall be final and binding on
	all parties if warranted on the record and reasonably based on applicable
	law and the provisions of the Plan and Trust Agreement, i.e., if not
	arbitrary and capricious.  No legal action for benefits under the Plan
	shall be brought unless and until the claimant has exhausted his or her
	remedies under this Section.  To the extent permitted by law, costs and
	fees incurred in defending the Plan or the Trust Fund in a legal action
	may be charged against the Account of the Participant on whose behalf
	such action was brought.

	10.6	Effect of Plan Administrator Action
		(a)	All actions taken and all determinations made by the Plan
	Administrator in good 	faith shall be final and binding upon all
	Participants, their beneficiaries, the Trustee and any other person
	interested in the Plan or Trust Fund.  To the extent the Plan Administrator
	has been granted discretionary authority under the Plan, its prior exercise
	of such authority shall not obligate the Plan Administrator to exercise its
	authority in a like fashion thereafter.
		(b)	The Plan shall be construed and interpreted by the Plan
	Administrator in accordance with its terms and their intended meaning and
	all such constructions and interpretations made by the Plan Administrator
	in good faith shall be final and binding upon all Participants, their
	beneficiaries, the Trustee and any other person interested in the Plan
	or Trust Fund.  If, due to errors in drafting or otherwise, a provision
	does not accurately reflect its intended meaning, as demonstrated by
	consistent interpretations by the Plan Administrator or other evidence of
	intention, the provision shall be considered ambiguous and shall be
	interpreted by the Plan Administrator in a fashion consistent with its
	intent, such interpretation to be binding upon all persons as hereinabove
	stated.  The Plan Administrator, without the need for Board approval, shall
	amend the Plan retroactively to cure any such ambiguity.  This subsection
	may not be invoked by 	a Participant, Beneficiary or any other person to
	require the Plan to be construed or interpreted in a manner which is
	inconsistent with its construction or interpretation by the Plan
	Administrator.

	10.7	Appointment of Committee
		(a)	The Plan Administrator may, but need not, appoint a
	Committee (the "Committee") to administer the Plan; if such a Committee
	is appointed, such Committee shall be deemed to have been expressly
	delegated the powers and duties of the Plan Administrator, including but
	not limited to the powers and duties described in Sections 10.1 and 10.6.
	The Committee shall consist of at least three members.  The members of the
	Committee shall be appointed pursuant to procedures specified by the Plan
	Administrator.  A person appointed shall become a member of the Committee by
	filing a written notice of acceptance with the Plan 	Administrator.  A
	member of the Committee may resign by delivering a written notice of
	resignation to the Plan Administrator.  The Plan Administrator may remove
	any member (with or without cause) by delivering a written notice of removal
	to such member.  Resignation or removal shall be effective on the date
	specified.  The Trustee shall be promptly notified of the membership
	(and of any changes in the membership) of the Committee, and of the
	members of the Committee authorized to give directions to the Trustee on
	behalf of the Committee.  The Trustee shall also be 	provided with specimen
	signatures of each Committee member.  Vacancies in the membership of
	the Committee shall be filled promptly by the Plan Administrator.
		(b)	The Committee shall choose a Secretary who shall keep minutes
	of the 	Committee's proceedings and all records and documents pertaining to
	the Committee's administration of the Plan.  Any action of the Committee
	shall be taken pursuant to a majority vote, or to the written consent of a
	majority (which may be executed subsequent to the effective date of the
	action), of its members and their action shall constitute the action of
	the Committee and be as binding as if all members had joined in the action.
	A quorum of the Committee shall consist of a majority of the members.  The
	Chairman and the Secretary may execute any certificate or other written
	direction on behalf of the Committee.  The Trustee or third persons dealing
	with the Committee may conclusively rely upon any certificate or other
	written direction signed by the Chairman or the Secretary which purports to
	have been duly authorized by the Committee.
		(c)	A member of the Committee shall not vote or act upon any
	matter which relates Solely to such person as a Participant or upon any
	other matter in which the member has an interest which may materially
	affect such member's best judgment as a fiduciary.  If a matter arises
	affecting one of the members of the Committee, as described in the
	previous sentence, and the other members of the Committee are unable to
	agree as to the disposition of such matter, the Plan Administrator shall
	appoint a substitute member of the Committee in place of the affected
	member 	for the sole purpose of deciding the matter.
		(d)	The Committee, if one has been appointed, shall act in lieu
	of the Plan Administrator in matters of day to day administration of the
	Plan, and references within the Plan to the Plan Administrator shall mean
	the Committee whenever appropriate.  Conversely, references within the
	Plan to the Committee shall mean the Plan Administrator whenever
	appropriate.


	ARTICLE XI
	AMENDMENT AND TERMINATION OF THE PLAN

	11.1	Amendments
		(a)	The Employer reserves the right to amend the Plan
	prospectively or retroactively at any time.  No amendment shall divert
	any assets of the Plan to any purpose other than the exclusive benefit
	of the Participants or their Beneficiaries.  No amendment shall decrease
	the Vested percentage or amount of a Participant's Account or, to the
	extent prohibited by Code Section 411(d)(6)(B), reduce or eliminate any
	subsidy, early retirement benefit or optional benefit form.
		(b)	All amendments shall be adopted in writing by resolution of
	the Board of Directors, by the Plan Administrator in accordance with
	powers delegated to it by resolutions of the Board of Directors, or, in
	the case of an amendment that does not substantially alter the nature
	or expense of the Plan, by the Plan Administrator without approval by
	the Board; however, the Committee may not amend or terminate the Plan.
		(c)	Any material modification of the Plan by amendment or
	termination shall be communicated to all interested parties and the
	Secretaries of Labor and the Treasury in the time and manner required
	by law.
		(d)	No Plan amendment, unless it expressly provides otherwise,
	shall be applied retroactively to increase the Vested percentage of a
	former Participant whose Employment terminated before the date the
	amendment became effective unless and until he or she again becomes a
	Participant and additional Employer contributions are allocated to the
	Participant.
		(e)	No Plan amendment, unless it expressly provides otherwise,
	shall be applied retroactively to increase the amount of Service credited
	to any person for Employment before the date the amendment became effective.
		(f)	Except as provided in subsections (d) and (e), all rights
	under the Plan shall be determined under the terms of the Plan as in effect
	at the time the determination is made.

	11.2	Termination of Plan; Discontinuance of Contributions

		(a)	The Plan is intended to be a permanent program, but an
	Employer shall have the right at any time to declare the Plan terminated
	completely as to it or as to any of the Employer's divisions, subsidiaries,
	facilities or any other operational units.
		(b)	If the Plan Administrator determines in its sole discretion
	that the Plan has been terminated partially or completely, within the meaning
	of regulations under Code Section 411, the Plan Administrator shall determine
	the date of such termination and who has been affected by the
	termination.  The Accounts of all persons affected by the termination who
	were Employees on the date thereof shall become fully Vested.  In addition,
	the Plan Administrator may, in a non-discriminatory manner, vest the Accounts
	of a group of Participants in full because they are affected by a business
	divestiture, layoff or other similar transaction, in which case the partial
	termination rules set forth in this Section shall apply (even when a true
	"partial termination" has not occurred).  If the Plan is being completely
	terminated, the nonvested portion of the Account of each person who is not
	then an Employee shall be forfeited (except as otherwise required by law).
	These forfeitures shall first be applied as corrective contributions in the
	manner prescribed in Section 12.9.  Any balance remaining will next be applied
	to costs of administering and/or terminating the Plan, and only then allocated
	to all other Participants as of the termination date in accordance with
	Section 5.3, unless otherwise specified by the Plan Administrator.  However,
	the Accounts of all affected persons, to the extent Vested, shall remain
	payable under the terms set forth in the Plan, except as provided in
	subsection (c).
		(c)	In connection with a termination or partial termination
	(whether actual or deemed) of the Plan or thereafter, the Plan Administrator
	may elect to discharge all of the Plan's obligations to affected Participants.
	In such event, the Plan Administrator shall cause the following actions to
	take place:
			(i)	 An allocation of amounts being held under Section
		5.5(c) shall be made in accordance with such Section if a complete
		Plan termination is taking place;
			(ii)	 The Plan Administrator shall direct the Trustee to
		liquidate the necessary portion of the Trust Fund and distribute
		affected Accounts, less proportionate shares of the expenses of
		termination, to the persons entitled thereto.
		(d)	An Employer shall have the right at any time to discontinue
	contributions to the Plan completely or as to any of such Employer's
	divisions, subsidiaries, facilities or other operational units.  A complete
	discontinuance of contributions shall constitute a plan termination
	with respect to affected Employees and the rules of subsections (a), (b) and
	(c) shall apply.
		(e)	This Section has been included in the Plan to meet requirements
	of federal law.  It is not intended to create, nor shall it be construed as
	creating, any contractual rights whatsoever.


	ARTICLE XII
	MISCELLANEOUS PROVISIONS

	12.1	Payments
		(a)	In the event any amount becomes payable under the Plan to a
	minor or other individual whom the Plan Administrator considers to be unable
	to give a valid receipt for the payment by reason of physical or mental
	condition, the Plan Administrator may direct that payment be made to any
	person found by the Plan Administrator to have assumed the care of the
	individual in question.  Any such payment shall constitute payment by the
	Plan and result in a full release and discharge of the Trustee, the Plan
	Administrator, the Employer and their officers, directors, employees,
	agents and representatives.
		(b)	Payment of benefits to the person entitled thereto may be
	made by a check sent first class mail, address correction requested, to
	the last known address on file with the Plan Administrator.  If within
	six months from the date of issuance of the check the payment letter
	cannot be delivered to the person entitled thereto or the check has
	not been negotiated, the services of the Social Security Administration
	shall be used for assistance in locating such person.  If such
	person still cannot be located within three years after the benefit
	becomes payable, the remaining account balance will be distributed into
	a bank account established on behalf of such person. However, effective
	January 1, 1992, the remaining account balance shall be treated as
	forfeited and shall be allocated or used to pay expenses of administration,
	 as specified by the Plan Administrator; if the person to whom the benefit
	became payable subsequently appears and identifies himself or herself to the
	satisfaction of the Plan Administrator, the amount forfeited
	(without earnings thereon) shall be contributed to the Plan by the Company
	in accordance with Section 12.9 and subsequently distributed to the person
	entitled thereto.  The right of any person to restoration of a benefit which
	was forfeited pursuant to this Section shall cease upon termination of
	this Plan.
		(c)	Payments to Participants or Beneficiaries shall be postponed by
	the Trustee or Plan Administrator until any anticipated taxes or expenses or
	amounts to be paid under a qualified domestic relations order have been
	paid in full or until it is determined that such charges will not be
	imposed.
		(d)	If, pursuant to Section 12.1(b), the Plan Administrator retains
	at the Plan's expense a private investigator or other person or service to
	assist in locating a missing person, all costs incurred for such services
	shall be paid by the Plan but charged to the Account to which the missing
	person was entitled (which shall be reduced by the amount of the costs
	incurred), except as the Plan Administrator may otherwise direct.


	12.2	Consolidation or Merger of Companies
	In the event of the consolidation or merger of the Employer with or into any other business entity, or the sale by the Employer of substantially all of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and by executing a proper supplemental agreement to the Trust Agreement with the Trustee, if required by the Trustee. If, within ninety days from the effective date of a consolidation, merger or sale of assets, the new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 11.2.

	12.3	Plan Mergers and Spinoffs
	The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless immediately after the merger, consolidation or transfer (if the plan in question were then terminated), each Participant in this Plan would have a benefit which is equal to or greater in amount than the benefit the Participant would have been entitled to under this Plan had this Plan been terminated immediately before the merger, consolidation or transfer.  This provision does not prohibit the commingling of assets of this Plan and any other qualified plan for investment purposes.

	12.4	Adoption of Plan to Cover Other Companies, Facilities or Groups
	Any related company described in Section 12.5 may, with the approval of the Plan Administrator, adopt the Plan (as a whole company or as to any one or more divisions, subsidiaries, facilities, etc.) effective as of the day it specifies. Adoption shall be accomplished by action of the adopting company (without Board of Directors approval) or resolution of the adopting company's own board of directors or agreement of its partners, which action must be approved by the Plan Administrator in order to be effective. The same procedure shall be followed when an Employer that has adopted the Plan wishes to change the positions, facilities, etc. covered by this Plan.

	12.5	Related Companies
		(a)	"Related company" means and includes (i) each organization,
	whether or not incorporated, which is a service organization and is a
	member of an affiliated service group (within the meaning of Section 414(m)
	of the Code) of which the Company is a member, (ii) all corporations which
	are members of a controlled group of corporations (within the meaning of
	Section 414(b) of the Code) of which the Company is a member, (iii) each
	trade or business, whether or not incorporated, which is under common
	control (within the meaning of Section 414(c) of the Code) with the
	Company and (iv) any other entity required to be aggregated with the
	Company pursuant to regulations under Section 414(o) of the Code; provided
	that no such corporation, organization, trade or business shall be considered
	to be a "related company" at any time prior to or subsequent to the period
	of time during which it meets the foregoing definition; and provided that
	the status of being employed by a "related company" shall only pertain to an
	individual during the period of time when his employer is a "related company,
	" and not to period(s) of time prior or subsequent to its "related company"
	status, unless the Plan shall otherwise expressly provide.
		For purposes of determining the maximum annual addition to a
	Participant's Account, Code Sections 414(b) and (c) shall be applied as
	modified by Code Section 415(h).  The Plan Administrator may allow companies
	(e.g., because they are less than eighty percent-owned subsidiaries or joint
	ventures) to adopt the Plan under the procedure described in Section 12.4.
	Any such company which adopts the Plan shall thereafter be treated as an
	"Employer," as shall any other entity which is "related" to such company
	under the rules set forth in this subsection.
		(b)	If this Plan is adopted by a company which is not "related"
	to the Employer under Code Sections 414(b), (c), (m) or (o), the following
	special rules shall apply, as required by Code Section 413(c):
			(i)	 Service with such company (or companies related to
		it under subsection (a)) shall be recognized by all Employers for
		all participation and vesting purposes of this Plan, and vice versa.
			(ii)	 Deductions with respect to the Plan under Code
		Section 404 shall be allocated among all Employers in a reasonable
		fashion, in accordance with applicable law under Code Section 413(c).
			(iii) Discrimination in participation or benefits (including
		the testing of Deferrals for purposes of non-discrimination) or the
		occurrence of a partial or complete Plan termination shall be
		determined separately for each Employer or group of Employers
		which constitutes a single employer under Code Section 414(b),
		(c), (m) or (o).
			(iv)	 If the Plan is disqualified as to any one Employer
		it shall be disqualified as to all Employers.

	12.6	Termination of Employment
		(a)	A person's Employment shall not terminate on account of an
	authorized leave of absence, sick leave or vacation, or on account of a
	military leave described in subsection (b), a direct transfer between the
	Employers or a temporary layoff for lack of work.  However:
			(i)	 continuation of a temporary layoff for lack of work
		for a duration in excess of the number of months (not to exceed 12)
		allowable under applicable personnel policies of the Employer shall
		be considered a discharge effective as of the end of the last
		day of such allowable period;
			(ii)	 failure to return to work upon expiration of any
		leave of absence, sick leave or vacation or within the number of
		days allowable under applicable personnel policies of the Employer
		after recall from a temporary layoff for lack of work shall be
		considered a resignation effective as of the expiration of such
		leave of absence, sick leave, vacation or layoff;
			(iii) if a Participant transfers from a position covered by
		this Plan to a position which is not covered by this Plan with an
		Employer which is not a related company and the conditions set forth
		below are met, the Participant shall be considered to have terminated
		Employment upon the date of such transfer and shall be entitled to
		have his or her Account distributed in accordance with Article VIII:
				(A)	the transferor and transferee companies are
			different corporations;
				(B)	the Participant's job functions and
			responsibilities are significantly different after the transfer
			than before;
				(C)	the Participant's Account was fully Vested when
			the transfer occurred; and
				(D)	the Participant requests distribution of his
			or her Account within the time limits prescribed by the Plan
			Administrator.
	A Participant whose Account is not fully Vested when the transfer occurs but who otherwise meets all of the foregoing conditions shall be entitled to distribution of his or her Account on the earlier of the date the Account becomes fully Vested or the date the Participant's Employment with all related companies terminates.  This distribution shall be made within the time limits set forth in Section 8.2.
		(b)	Any Employee who leaves the Employer directly to perform
	service in the Armed Forces of the United States or in the United States
	Public Health Service under conditions entitling the Employee to
	reemployment rights, as provided in the laws of the United States, shall
	be on military leave.  An Employee's military leave shall expire if such
	Employee voluntarily resigns from the Employer during the leave or if he
	or she fails to make application for reemployment within the period
	specified by such law for the preservation of reemployment rights.  In
	such event, the individual's Employment shall terminate by resignation
	on the day the military leave expired.
		(c)	A Participant's Employment shall be considered terminated
	for all purposes of this Plan, including distribution-triggering purposes,
	if the Participant ceases to be employed by the Employer and all related
	companies, as determined under Section 12.5, because of the sale of a
	business by such companies (whether the sale is a stock sale or asset
	sale), unless the sales agreement or related documents expressly provide
	to the contrary.  Employment terminated under the preceding sentence
	shall be considered as having terminated on account of a "separation from
	service" within the meaning of Code Section 401 or 402 without regard to
	whether the termination was in fact a "separation from service."
		(d)	If an Employee is absent from work because of such
	individual's pregnancy, the birth of a child, placement of an adopted
	child, or caring for an adopted or natural child following birth or
	placement, the individual shall not be treated as having incurred a Break
	in Service in the Plan Year in which the absence begins or, if the
	individual would not otherwise have suffered a Break in Service during
	that Plan Year, in the following Plan Year.
		(e)	No credit shall be given under subsection (d) unless a
	Participant files a written request which establishes valid reasons
	for the absence, as determined by the Plan Administrator.
		(f)	Except to the extent that a maternity or paternity
	absence constitutes an authorized leave of absence from the Employer under
	applicable personnel policies, an Employee who is absent from work for
	reasons of maternity or paternity shall be deemed to have terminated
	Employment for all purposes of this Plan other than the special rules
	in subsection (d).
		(g)	During any period of time when a Participant fails to meet
	the definition of an Employee because he is included in an employee unit
	covered by a collective bargaining agreement (not violated by this
	sub-paragraph (g)) which does not provide for Plan coverage of
	bargaining unit numbers, he shall be considered an Inactive Participant,
	and no contributions will be allocated to his Account for such period.
	However, during such period an Inactive Participant shall continue to
	be treated as a Participant for other Plan purposes including the
	periodic adjustments to Accounts of Participants described in
	Section 6.1(b).

	12.7	Determination of Hours of Service
		(a)	An Employee shall be credited with one hour of Service for:
			(i)	 Each hour (straight-time or overtime) for which he
		or she is paid or entitled to payment by the Employer for the
		performance of services as an Employee.  During any periods in
		which an individual is not compensated on an hourly basis, he shall
		be credited with the hours of Service (as designated on his
		payroll check) for each payroll period in which he receives any
		compensation, regardless of amount.
			(ii)	 Each hour in or attributable to a period of time
		during which the individual performs no such duties (irrespective
		of whether his or her Employment has terminated) due to a vacation,
		holiday, illness, incapacity (including pregnancy or disability),
		 layoff, jury duty, military duty or a leave of absence, for which
		he or she is paid or entitled to payment by the Employer, whether
		direct or indirect; provided, however, that
				(A)	no more than five hundred and one hours of
		Service shall be credited under this paragraph to an Employee on
		account of any such period, and
				(B)	no such hours shall be credited to an
			Employee if attributable to payments made or due under
			a plan maintained solely for the purpose of complying
			with applicable worker's compensation, unemployment
			compensation or disability insurance laws or to a payment
			which solely reimburses the Employee for medical or medically-
			related expenses incurred by the Employee.
			(iii) Each hour not credited under paragraphs (i) and (ii)
		for which the individual is entitled to back pay, irrespective of
		mitigation of damages, whether awarded or agreed to by the Employer.
		(b)	The calculation of hours of Service under subsections (a)(ii)
	and (a)(iii) shall be made in accordance with 29 C.F.R. Section
	2530.200b-2(b).Each hour of Service shall be attributed to the
	Plan Year or initial eligibility year in which it occurs except
	to the extent that, in accordance with 29 C.F.R. Section
	2530.200b-2(c), the Employer credits such hour to another
	computation period.
 	(c)	For Plan Years beginning before 1992 and solely for purposes of determining eligibility, an Employee shall be credited with 190 hours
 of	Service for each month during which he or she earned at least one hour of
	Service under Section 12.7(a)(i).
  	12.8	 Top Heavy Rules
	(a)	If this Plan is or ever becomes "top heavy," as determined
	under subsection (b), the following special rules shall apply:
			(i)	 If the Plan is top heavy for a Plan Year,
		each Participant who is an Employee (but not a key employee) on
		the last day of the Plan Year shall receive an allocation of
		Employer contributions (but not including his or her Deferrals
		or Matching Employer Contributions) and forfeitures at least
		equal to the product of
				(A)	the Participant's earnings while an Active
			Participant during the Plan Year (as determined under
			Section 5.5(d)(iii) except as limited by paragraph
			(ii) below), and
				(B)	the lesser of (1) three percent or (2) the
			allocation of Employer contributions (including Deferrals)
			and forfeitures for the Plan Year to the most
			highly-benefitted key employee (as defined in subsection
			(c)) who is a Participant, expressed as a percentage of
			that individual's earnings, as determined under
			subparagraph (A).
			If a Participant in this Plan is also covered by other
		defined contribution plans maintained by the Employer for the
		same Plan Year, this Plan and all such other defined contribution
		plans shall be aggregated in determining whether the minimum benefit
		required under Code Section 416(c)(2) is provided for the Participant
		under this Plan.  If a Participant in this Plan is also covered by a
		defined benefit plan maintained by the Employer for the same Plan
		Year and the minimum benefit required under Code Section 416(c)(1)
		is being provided under such other plan for the Plan Year if it
		is not provided under this Plan, minimum benefits under this paragraph
		need not be provided to the Participant if the Plan Administrator so
		elects.
			(ii)	All Employer-provided benefits accruing through the
		end of the Plan's last top heavy Plan Year shall vest in accordance
		with the following schedule:

  			Years of 		             	Vested
			  Vesting Service 			      Percentage
 			-----------------------		--------------------
			    less than 3  			          3 or more
			        0%				                  100%

			A former Employee's Vested percentage shall not be determined
		under this paragraph unless he or she again becomes an Employee before
		the nonvested portion of his or her Matching Employer Contribution
		Account is permanently forfeited under the terms of this Plan.  When
		the Plan ceases to be top heavy, vesting in Employer contributions
		accruing thereafter shall be determined in accordance with the
		regular vesting provisions of the Plan.  However, to the extent
		required by applicable law, a Participant with at least three years
		of Service when the Plan ceases to be top heavy shall be entitled to
		elect, in accordance with Regulation Section 1.411(a)-8T(b), to
		have the Vested percentage of Employer contributions accruing
		thereafter determined under this paragraph rather than under
		the regular vesting provisions of the Plan.  The period during
		which the election may be made shall commence with the date the
		Plan ceases to be top heavy and shall end on the later of (i)
		sixty days after such date, or (ii) sixty days after the
		Participant is issued written notice of the right to make
		the election by the Plan Administrator.  The Plan
		Administrator shall establish appropriate procedures consistent
		with the other vesting provisions of this Plan for administering
		this special vesting rule.
		(b)	This Plan is "top heavy" for a Plan Year commencing after
	1983 if, as of the last day of the preceding Plan Year or, in the case
	of the first Plan Year, the last day of such Plan Year (the "determination
	date"), the amount credited to the Accounts of key employees (as defined in
	subsection (c)) exceeds sixty percent of such amounts credited to all
	Participant Accounts.  Top heavy status shall be determined in accordance
	with Code Section 416 and regulations issued under it (Code Section 416
	prescribes the following rules:  The Account of (1) a former key
	employee or (2) any Participant who has not performed any services for
	the Employer during the five year period ending on the determination date
	shall not be included in determining whether the Plan is top heavy.  The
	amount credited to an Account shall be determined as of the last
	valuation date coincident with or next preceding the determination date,
	and shall include contributions not yet made but to be allocated as of the
	determination date.  For purposes of determining whether this Plan is top
	heavy, the aggregate distributions (without interest thereon) made under
	the Plan to a Participant other than a former key employee during the
	five year period ending on the determination date shall be taken into
	account.  Deductible (IRA-type) contributions, or rollovers (or similar
	transfers) initiated by the Participant and made after December 31, 1983,
	shall be ignored in determining whether this Plan is top heavy, except
	as otherwise provided in applicable Regulations.  Notwithstanding the
	foregoing, if, as of the determination date described above, this
	Plan is required to be part of an "aggregation group," this Plan shall be
	top heavy if the group is top heavy and shall not be top heavy if the group
	is not top heavy.  An "aggregation group" shall include all active or
	discontinued (within the last five Plan Years) plans of the Employer in
	which a key employee participates and all other plans of the Employer which
	enable any such plan to meet the requirements of Code Section 401(a)(4)
	or 410.  Distributions made within the five Plan Years ending on the
	determination date from a terminated and liquidated plan shall be included
	in the aggregation group if the terminated plan would have been required
	to be included in the group had the plan not been terminated.  The Employer
	may treat any plan, including discontinued plans, not required to be
	included in the aggregation group as part of that group if the inclusion
	of the plan would not prevent the aggregation group from meeting the
	requirements of Code Section 401(a)(4) or 410.  The rules set forth above
	for determining whether this Plan is top heavy shall be applied with
	respect to the sum of benefits provided under all plans in the aggregation
	group to determine whether the group is top heavy.  For purposes of this
	Section 12.8, XIII(A), the accrued benefits for all defined benefit plans
	required or permitted to be aggregated with this Plan shall mean the
	actuarial equivalent (which shall be the same for all plans being aggregated)
	of the accrued benefit determined as of the actuarial valuation date
	preceding or coinciding with the determination date.  If there is no method
	of computing accrued benefits that uniformly applies for all such plans, then
	solely for the purposes of this Section 12.8, the accrued benefit of an
	employee other than a key employee shall be determined as if his benefits
	accrued not more rapidly than the slowest accrual rate permitted under the
	fractional accrual rate of Section 411(b)(1)(C) of the Code.)
		(c)	An Employee shall be a "key employee" if, during the Plan Year
	in question or any of the four preceding Plan Years, he or she is or was
			(i)	 a corporate officer of the Employer or a related
		company having an annual compensation greater than 50 percent of
		the adjusted equivalent of the amount in effect under Code Section
		415(b)(1)(A) for the Plan Year in question;
			(ii)	 one of the ten Employees owning (or considered as
		owning within the meaning of Code Section 318) the largest interest
		in the Employer and having an annual compensation of more than the
		adjusted equivalent of $30,000 for the Plan Year in question;
			(iii) a more than five percent owner of the Employer; or
			(iv)	 a more than one percent owner of the Employer having
		an annual compensation from the Employer of more than $150,000.
		The number of officers of the Employer treated as key employees
	under paragraph (i) shall be limited as follows, and further provided
	that employees described in Section 414(q)(8) of the Code shall be excluded:

                          							The maximum number of
		 If the total number		        	officers treated as key
		 of Employees is    			        employees shall not exceed
		------------------------------	-----------------------------
		       0 -  30					                      3
		      31 - 500				             10 percent of total Employees
		     501 or more				                    50


	In determining under paragraph (ii) which Employees own the largest interests in the Employer, if two Employees have the same interest, the Employee having the greatest annual compensation for the Plan Year in question shall be treated as owning the greater interest.  A Beneficiary of a key employee or a former key employee shall also be treated as a key employee or former key employee, respectively.  For all purposes of this subsection, "compensation" shall have the same meaning as in Section 414(q)(7) of the Code.  For all purposes of this subsection, except for calculation of ownership interests under paragraphs
(ii), (iii) and (iv), the Employer and all related companies described in
Section 12.5 shall be treated as a single employer.  Determinations under this subsection shall be made in accordance with Code Section 416(i) and applicable
Treasury Regulations.

	12.9	Corrective Contributions
	If it becomes necessary to correct mistakes made in amounts distributed from or credited to Accounts, or to restore the portion of a Participant's Account which was forfeited pursuant to any provision of the Plan, correction or restoration shall first be made out of Employer contributions and forfeitures and then out of Trust Fund earnings for the Plan Year in question, but only to the extent that such amounts have not already been allocated under the provisions of the Plan. Any additional amounts needed may be provided by a special contribution to the Plan which the Employer, at its sole discretion (but subject to the applicable limitations on deductible contributions and maximum annual additions), may elect to make.
Any special contribution shall be allocated or credited in the fashion specified by the Plan Administrator.

	12.10  Alienation
	The rights of a Participant or Beneficiary under the Plan shall not be subject to any claim of any creditor nor to attachment or garnishment or other legal process by any creditor. A Participant or Beneficiary shall not have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which the individual may expect to receive, contingently or otherwise, under the Plan. The provisions of this Section shall not preclude any assignment or alienation expressly permitted under applicable pension plan law or other provisions of the Plan.

	12.11  Division of Benefits by Domestic Relations Orders
		(a)	This Plan will follow the terms of any qualified domestic
	relations order issued with respect to a Participant.  However, the Plan
	will only follow orders which meet all of the requirements of subsection
	(b) or subsection (c).  Subsection (c) establishes an optional
	standardized procedure.
		(b)	A "qualified domestic relations order" is any judgment,
	decree or order, including the approval of a property settlement
	agreement, provided that:
			(i)	 the order relates to the provision of child
		support, alimony or marital property rights and is made pursuant
		to state domestic relations or community property laws;
			(ii)	 the order creates or recognizes the existence
		of an alternate payee's right to receive all or a portion of a
		Participant's Account;
			(iii) the order specifies the name and last known mailing
		address of the Participant and each alternate payee covered by the
		order;
			(iv)	 the order precisely specifies the amount or
		percentage of the Participant's Account to be paid to each alternate
		payee or the manner in which the amount or percentage is to be
		determined;
			(v)	 the order specifies the number of payments or the
		period to which the order applies;
			(vi)	 the order specifically names this Plan as the plan
		to which the order applies;
			(vii) the order does not require this Plan to provide any
		type of benefits or form of benefits not otherwise provided under
		this Plan; and
			(viii) if the order requires that payments to the alternate
		payee commence before they commence with respect to the Participant,
		the order specifies that payments will not commence earlier than the
		earliest retirement age applicable to the Participant, generally
		age fifty (50).
		Subsection (d) sets forth the procedures under which the Plan
	Administrator shall determine whether a domestic relations order properly
	qualifies.
		(c)	The Plan Administrator on request shall furnish a standard
	form of qualified domestic relations order to a Participant or any other
	person.  This order may provide for an immediate lump sum payment, made
	within sixty days after the close of the Plan Year and based upon the
	Participant's Service as of the close of such Plan Year, of the present
	value of the amount to which the alternate payee is determined to be
	entitled.  If this form is used without substantial modification and
	is incorporated in a judgment, decree or order described in subsection
	(b)(i) which on its face appears to be valid, the Plan Administrator
	shall treat it as a qualified domestic relations order and shall pay
	benefits to the alternate payee in accordance with its terms.  If this
	procedure is not followed, the alternate payee (1) must wait until the
	time described in subsection (b)(viii) before benefits which are not in
	pay status can become payable to the alternate payee and (2) cannot
	use any special forms of benefit payment authorized in the standard
	form of order.  Any special benefit form provisions in standard domestic
	relations orders adopted by the Plan Administrator shall be authorized as
	benefit options under this Plan, but only as to alternate payees
	for whom the standard order has been used.
		(d)	The Plan Administrator shall not treat any judgment,
	order or decree as a "qualified domestic relations order" unless it meets
	all of the requirements set forth in subsection (b) or (c) and is
	sufficiently precise and unambiguous so as to preclude any interpretative
	disputes.  If the order meets these requirements, the Plan Administrator
	shall follow the terms of the order whether or not this Plan has been joined
	as a party to the litigation out of which the order arises.  Upon receipt
	of a domestic relations order, the Plan Administrator shall notify the
	Participant and alternate payee of (1) its receipt of the order and (2)
	its need to determine the qualified status of the order in accordance with
	subsection (b) or (c). Any expenses attributable to determining the
	qualified status of an order, other than the standard order referenced
	in subsection (c), shall, to the extent specified by the Plan Administrator,
	be charged against the amount due the alternate payee. The alternate payee
	may designate a representative to receive copies of future notices with
	respect to the qualified status of the order.  To the extent an order
	calls for benefits to be paid to an alternate payee before the qualified
	nature of the order is determined, the Plan Administrator shall separately
	account for the benefit payments affected by the order.  This account shall
	be administered in accordance with the rules set forth in Section
	206(d)(3)(H) of ERISA.

	12.12  Duty to Provide Data
		(a)	Every person with an interest in the Plan or claiming
	benefits under the Plan shall furnish the Plan Administrator with such
	documents, evidence or other information as the Plan Administrator
	considers necessary or desirable for the purpose of administering the Plan.
	The Plan Administrator shall postpone payment of benefits until such
	information and such documents, evidence or information have been furnished.
		(b)	Every person participating in or claiming a benefit under
	this Plan shall give written notice to the Plan Administrator of his or
	her post office address and each change of post office address.  Any
	communication, statement or notice addressed to such a person at his or her
	latest post office address as filed with the Plan Administrator will, on
	deposit in the United States mail with postage prepaid, be as binding upon
	such person for all purposes of the Plan as if it had been received, whether
	actually received or not.  If a person fails to give notice of his or her
	correct address, the Plan Administrator, the Employer and Plan fiduciaries
	shall not be obliged to search for, or to ascertain, his or her whereabouts
	unless otherwise required by applicable law or by other provisions of this
	Plan.
		(c)	If benefits which are otherwise currently payable cannot be
	paid to the person entitled to the benefits because the individual has
	failed to comply with this Section or other Plan provisions relating to
	claims for benefits, any unpaid past due amount shall be subject to the
	procedures outlined in Section 12.1(b).

	12.13  Limitation on Rights of Employees
	The Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees, Participants or Beneficiaries. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

	12.14  Service of Process
	The Chairman of the La-Z-Boy Chair Company Central Board of Administration is hereby designated as agent for the service of legal process on the Plan.
The address is:  1284 N. Telegraph Road, Monroe, Michigan  48161-9983.

	12.15  Governing Law
	The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that to the extent state law is applicable, the laws of the State of Michigan shall apply.

	12.16  Plurals, etc.
	Where the context so indicates, the singular shall include the plural and vice versa. Similarly, pronouns of any gender shall be deemed synonymous.

	12.17  Titles
	Titles are provided for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


	12.18  References
	Unless the context clearly indicates to the contrary, a reference to a Plan or Trust provision, statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed counterpart.


Adopted by the Board of Directors
of La-Z-Boy Chair Company			        October 2, 1989

Amended and Restated by the Board of
Directors of La-Z-Boy Chair Company			   July 31, 1992

Amended and Restated by the Board of
Directors of La-Z-Boy Chair Company			November 8, 1993

Amended by the Central Board of
Administration of La-Z-Boy Chair Company		   March 2, 1995


	EXHIBIT I

	Plan Rules

	As permitted by Sections 2.18 and 10.1 of the Plan, the Plan Administrator
may adopt Plan Rules for convenience in the administration and interpretation of the Plan.  These Rules may be changed from time to time.  The Plan Rules shall consist of the Rules set forth in this document, in administrative forms adopted by the Plan Administrator or in written or oral policy decisions or interpretations made by the Plan Administrator.
	Although the Plan Administrator has broad powers to establish administrative procedures and to interpret the Plan by means of Plan Rules, the following Plan provisions, among others, expressly contemplate the establishment of Plan Rules:
	(a)	Section 4.1 (Procedures for making and changing Deferral elections)
	(b)	Section 4.4 (Rules governing hardship distributions from Deferred
Income Accounts)
	(c)	Section 4.5 (Rules governing withdrawals from Deferred Income
Accounts after age 59-1/2)
	(d)	Section 6.2 (Determination of earnings factor)
	(e)	Section 6.7 (Choice among investment funds)
	(f)	Section 6.9 (Loans to Participants)
	(g)	Section 8.1 (Benefit distribution elections)










	Amendment and Restatement
	of the
	LA-Z-BOY CHAIR COMPANY
	MATCHED RETIREMENT SAVINGS PLAN
	TABLE OF CONTENTS


ARTICLE
  AND
SECTION                PROVISIONS	                               PAGE


I.		       Purpose.........................................I-1


II.		Definitions

	2.1	Account................................................II-1
	2.2	Active Participant.....................................II-1
	2.3	Beneficiary............................................II-1
	2.4	Board of Directors.....................................II-2
	2.5	Break in Service.......................................II-2
	2.6	Code...................................................II-2
	2.7	Compensation...........................................II-2
	2.8	Deferral...............................................II-5
	2.9	Deferred Income Account................................II-5
	2.10	Early Retirement Date..................................II-5
	2.11	Employee...............................................II-5
	2.12	Employer...............................................II-6
	2.13	Employment.............................................II-7
	2.14	ERISA..................................................II-7
	2.15	Normal Retirement Age..................................II-7
	2.16	Normal Retirement Date.................................II-8
	2.17	Participant............................................II-8
	2.18	Plan...................................................II-8
	2.19	Plan Administrator.....................................II-8
	2.20	Plan Rules.............................................II-8
	2.21	Plan Year..............................................II-8
	2.22	Retirement.............................................II-9
	2.23	Service................................................II-9
	2.24	Trust or Trust Fund...................................II-11
	2.25	Trust Agreement.......................................II-11
	2.26	Trustee...............................................II-11
	2.27	Vested................................................II-12
	2.28	Vesting Service.......................................II-12


 III.	Employee Participation

	3.1	Requirements for Participation.......................III-1



ARTICLE
  AND
SECTION			PROVISIONS					PAGE


 IV.		Employee Contributions

	4.1	Deferral Election.....................................IV-1
	4.2	Special Deferral Limits...............................IV-3
	4.3	Fail-Safe Contributions...............................IV-8
	4.4	Hardship Distributions................................IV-9
	4.5	Withdrawals at Age 59-1/2.............................IV-11
	4.6	Rollover Contributions; Transfers.....................IV-11
	4.7	Highly Compensated Employees..........................IV-16


 V.		Employer Contributions

	5.1	Employer Contributions.................................V-1
	5.2	Time of Contribution...................................V-4
	5.3	Allocation of Employer Contributions...................V-5
	5.4	Limitation on Employer Contributions...................V-5
	5.5	Limitation on Allocations..............................V-6
	5.6	Combined Defined Contribution\
		  Defined Benefit Plan Limit...........................V-10
	5.7	Special Limitation on Allocations
		  under Code Section 401(m)............................V-14
	5.8	Multiple Use of Alternative
		  Limitation...........................................V-19
	5.9	Return of Contributions................................V-20


VI.		Trust Fund Earnings and
		Investments

	6.1	Value of Accounts.....................................VI-1
	6.2	Earnings Factor.......................................VI-2
	6.3	Rules for Valuing Trust Assets........................VI-2
	6.4	Unallocated Amounts...................................VI-4
	6.5	Special Rule for Variable Account
		  Balances............................................VI-4
	6.6	Special Rule for Earmarked
		  Investments.........................................VI-4
	6.7	Investment Funds......................................VI-5
	6.8	Investment in Insurance...............................VI-6
	6.9	Loans to Participants.................................VI-6
	6.10	Special Rules Applicable to the
		  La-Z-Boy Stock Fund.................................VI-11

ARTICLE
AND
SECTION		PROVISIONS						PAGE


VII.		Vesting

	7.1	Vesting of Matching Employer
		  Contribution Accounts..............................VII-1
	7.2	Accelerated Vesting of Matching
		  Employer Contribution Accounts;
		  Disability.........................................VII-1
	7.3	Forfeitures upon Termination
		  of Employment......................................VII-2
	7.4	Vesting Schedules for
		  Merged Plans.......................................VII-3
	7.5	Additional Rules for Vesting Service.................VII-3

VIII.	Benefits Upon Termination
		of Employment

	8.1	Distribution of Accounts on
		  Retirement........................................VIII-1
	8.2	Distribution after Termination
		  of Employment.....................................VIII-3
	8.3	Subsequent Allocations..............................VIII-4
	8.4	Early Withdrawal Penalties .........................VIII-4
	8.5	Joint and Survivor Annuity
		  Requirements......................................VIII-4
	8.6	Required Distributions..............................VIII-5
	8.7	Special Provisions for
		  Merged Plans......................................VIII-6

IX.		Benefits Upon Death

	9.1	Designation of Beneficiary............................IX-1
	9.2	Distribution on Death.................................IX-1
	9.3	Election of Payment Methods...........................IX-2
	9.4	Time of Distribution..................................IX-3


X.		Administration of the Plan

	10.1	Duties of the Plan Administrator.......................X-1
	10.2	Investments and Funding Policy.........................X-3
	10.3	Delegation of Administrative
		  Responsibility.......................................X-3
	10.4	Compensation, Indemnity and Liability..................X-4
	10.5	Procedure for Resolving
		  Disputed Claims......................................X-6
	10.6	Effect of Plan Administrator
		  Action...............................................X-8
	10.7	Appointment of Committee...............................X-10


ARTICLE
AND
SECTION		PROVISIONS						   PAGE


XI.		Amendment and Termination
		of the Plan

	11.1	Amendments..............................................XI-1
	11.2	Termination of Plan;
		  Discontinuance of Contributions.......................XI-2


XII.		Miscellaneous Provisions

	12.1	Payments...............................................XII-1
	12.2	Consolidation or Merger of Companies...................XII-3
	12.3	Plan Mergers and Spinoffs..............................XII-3
	12.4	Adoption of Plan to Cover Other
		  Companies, Facilities or Groups......................XII-4
	12.5	Related Companies......................................XII-4
	12.6	Termination of Employment..............................XII-6
	12.7	Determination of Hours of Service......................XII-10
	12.8	Top Heavy Rules........................................XII-11
	12.9	Corrective Contributions...............................XII-18
	12.10	Alienation.............................................XII-18
	12.11	Division of Benefits By Domestic
		  Relations Orders.....................................XII-19
	12.12	Duty to Provide Data...................................XII-22
	12.13	Limitation on Rights of Employees......................XII-23
	12.14	Service of Process.....................................XII-23
	12.15	Governing Law..........................................XII-24
	12.16	Plurals, etc...........................................XII-24
	12.17	Titles.................................................XII-24
	12.18	References.............................................XII-25

Exhibit I		Plan Rules	A-1